Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of January 23, 2026, is entered into by and between INTEGRATED RAIL & RESOURCES INC., a Delaware corporation (the “Company”), and the buyer identified on the signature pages hereto (the “Buyer”).

RECITALS

WHEREAS, the Company seeks to sell, issue and deliver to the Buyer, and the Buyer desires to purchase and acquire from the Company, an aggregate of not less than 50,000 shares and not more than 80,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), having the designation, preferences, rights, privileges, powers and terms and conditions as specified in the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, a form of which is attached hereto as Exhibit A (the “Certificate of Designations”); and

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), Rule 506(b) of Regulation D (“Regulation D”) and/or Regulation S (“Regulation S”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Purchase and Sale of the Preferred Shares.

(a) Purchase and Sale of the Preferred Shares. On the terms and subject to the conditions set forth herein, on the Closing Date (as defined below), the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, an aggregate of 25,500 shares of Preferred Stock (the “Preferred Shares”) for an aggregate purchase price of $2,550,000 (the “Purchase Price”). From time to time during the period ending on the date that is (i) ten (10) Business Days after the Closing Date, the Company shall issue and sell to the Buyer, and the Buyer shall purchase from the Company, additional shares of Preferred Stock at the per-share price of $100 for an aggregate purchase price of $2,450,000, and (ii) sixty (60) days after the Closing Date, the Company may, upon mutual written agreement with the Buyer, issue and sell to the Buyer, and the Buyer may purchase from the Company, up to an additional 30,000 shares of Preferred Stock at the per-share price of $100 for an additional purchase price of up to $3,000,000, resulting in a total aggregate additional purchase price of $5,450,000 (such additional purchases, each an “Additional Closing”). Each Additional Closing shall be effected pursuant to a bring-down certificate and customary closing deliveries reasonably requested by the Buyer, and all representations, warranties and covenants herein shall be deemed remade as of each Additional Closing.

(b) Form of Payment. On the terms and subject to the conditions set forth herein, on the Closing Date: (i) the Buyer shall deliver the Purchase Price by wire transfer of immediately available funds in exchange for the Preferred Shares, to be issued and sold to it at the Closing (as defined below), against delivery of the Preferred Shares, (ii) the Company shall deliver, or cause to be delivered, evidence reasonably satisfactory to Equiniti Trust Company LLC (formerly known as American Stock Transfer & Trust Company) is the duly appointed Transfer Agent (the “Transfer Agent”), of the issuance of the Preferred Shares, and (iii) the Transfer Agent, upon receipt of the satisfactory evidence described in clause (ii) above, shall deliver the Preferred Shares to the Buyer, credited to book-entry accounts maintained by the Transfer Agent, against delivery of the Purchase Price.

(c) Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Sections 5 and 6 below, the date and time of the issuance and sale of the Preferred Shares pursuant to this Agreement (the “Closing Date”) shall be on the date that the Purchase Price for the Preferred Shares is paid by the Buyer pursuant to terms of this Agreement.

(d) Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties (including via exchange of electronic signatures).

2. Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company as of the Closing Date that:

(a) Investment Purpose. As of the Closing Date, the Buyer is purchasing the Preferred Shares (the Preferred Shares and shares of the Company’s common stock (the “Common Stock”) issuable upon conversion of the Preferred Shares shall collectively be referred to herein as the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

(b) Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

(c) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(d) Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information regarding the Company or otherwise and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by the Buyer or any of its advisors or representatives shall modify, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.

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(e) Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f)   Transfer or Re-sale. The Buyer understands that (i) the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (A) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (B) the Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (C) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) in a transaction exempt from the registration requirements of the 1933 Act, (D) the Securities are sold pursuant to Rule 144 or other applicable exemption, or (E) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule), and the Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; and (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

(g) Legend(s). The Buyer understands that until such time as the Preferred Shares and/or the shares of Common Stock issuable upon conversion of the Preferred Shares, have been registered under the 1933 Act or may be sold pursuant to Rule 144, Rule 144A under the 1933 Act (“Rule 144A”), Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear restrictive legends in substantially the following forms (and a stop-transfer order may be placed against transfer of such Securities):

THE SECURITIES REPRESENTED HEREBY (INCLUDING THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.

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NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT THESE SECURITIES MAY BE SOLD PURSUANT TO RULE 144 OR ANOTHER AVAILABLE EXEMPTION UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER.

The legends set forth above shall be removed and the Company shall issue a certificate or book entry statement for the applicable Securities without such legends to the holder of any Security upon which it is stamped or (as requested by such holder) issue the applicable Securities to such holder by electronic delivery by crediting the account of such holder’s broker with The Depository Trust Company (“DTC”), if, unless otherwise required by applicable state securities laws, (i) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (ii) the Company or the Buyer provides a legal opinion (as contemplated by and in accordance with Section 2(f)(i)(B) above) to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Company shall be responsible for the fees of the Transfer Agent and all DTC fees associated with any such issuance. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legends have been removed, in compliance with applicable prospectus delivery requirements, if any.

(h) Authorization; Enforcement. This Agreement and the Registration Rights Agreement (as defined below) have been duly and validly authorized by the Buyer and have been duly executed and delivered on behalf of the Buyer, and this Agreement and the Registration Rights Agreement constitute valid and binding agreements of the Buyer enforceable in accordance with their terms (assuming the due authorization, execution and delivery of the same by the Company, as applicable), except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and except as may be limited by the exercise of judicial discretion in applying principles of equity.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer as of the Closing Date that, except as set forth or described in any of the SEC Documents (as defined below):

(a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated, and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest, that are material to the Company.

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(b) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and the Certificate of Designations and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the filing with the Secretary of State of the State of Delaware of the Certificate of Designations and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares, as well as the issuance and reservation for issuance of the shares of Common Stock issuable upon conversion of the Preferred Shares) have been duly authorized by the Company’s Board of Directors (the “Board”) and no further consent or authorization of the Company, the Board, the Company’s shareholders, or the Company’s debt holders is required, (iii) this Agreement (together with any other instruments executed in connection herewith, including the Certificate of Designations to be filed with the Secretary of State of the State of Delaware) has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other instruments and documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 200,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. All of such outstanding shares of capital stock of the Company and the Preferred Shares and the shares of Common Stock issuable upon conversion of the Preferred Shares, are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. As of the date hereof, there are 6,575,561 shares of Common Stock issued and outstanding, calculated on a fully diluted basis (including, without limitation, all shares of Common Stock issuable in connection with outstanding options, warrants, calls, convertible or exchangeable securities or other rights or arrangements that obligate the Company or any of its Subsidiaries to (i) issue, transfer or sell any shares of capital stock or other equity interests in the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests (in each case other than to the Company or a Subsidiary thereof) or (ii) grant, extend or enter into any such subscription, option, warrant, call, convertible or exchangeable security, or other similar right, agreement or commitment relating to any capital stock of, or other equity or voting interest in, the Company or any of its Subsidiaries). Except (i) for the Preferred Stock to be issued pursuant to this Agreement, or (ii) as disclosed in the SEC Documents, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, ownership interests in the Company are outstanding and no shares of preferred stock are issued and outstanding.

(d) Issuance of Preferred Shares. The issuance of the Securities has been duly authorized and, when issued, each will be validly issued, fully paid and non-assessable, and free from all Taxes (as defined below), liens, claims and encumbrances with respect to the issue thereof and such Securities will not be issued in violation of any purchase option, call option, preemptive right, resale right, subscription right, right of first refusal or similar right, and will not impose personal liability upon the holder thereof. The shares of Common Stock issuable upon conversion of the Preferred Shares have been duly reserved for such issuance. If physical certificates representing the Preferred Shares are issued, the Transfer Agent, upon receipt of satisfactory evidence, shall deliver certificates representing the shares of Common Stock issuable upon conversion of such shares of Preferred Shares formerly evidenced by the physical certificate.

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(e) Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the shares of Common Stock issuable upon conversion of the Preferred Shares. The Company further acknowledges that its obligation to issue, upon conversion of the Preferred Shares, shares of Common Stock, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

(f) Subsidiaries. Except for Tar Sands Holdings II, LLC, a Utah limited liability company and wholly owned Subsidiary of the Company, and Integrated Rail and Resources Acquisition Corp., a Delaware corporation and wholly owned Subsidiary of the Company, the Company does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability company, association or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement. The Company does not have any obligation to make any additional investments in any Person. To the extent the Company has any Subsidiaries, each reference to the Company in all other representations and warranties in this Agreement shall be deemed to refer to the Company and each of its Subsidiaries, either individually or collectively as the context may require.

(g) No Conflicts. The execution, delivery and performance of this Agreement and the Certificate of Designations by the Company and all other agreements, instruments or contracts contemplated hereby (collectively, the “Transaction Documents”) and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the shares of Common Stock issuable upon conversion of the Preferred Shares), after giving effect to Section 4(i) below, will not (i) conflict with or result in a violation of any provision of the Company’s Certificate of Incorporation or Bylaws, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration, payment or cancellation of, any agreement, note, evidence of indebtedness, indenture, patent, patent license, security or instrument to which the Company or any of its Subsidiaries is a party, including options, warrants, calls or convertible or exchangeable securities, (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities is subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except, in the case of this clause (iii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) or (iv) trigger any anti-dilution and/or ratchet provision contained in any other contract in which the Company is a party thereto or any security issued by the Company. Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, Bylaws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement and the Certificate of Designations in accordance with the terms hereof or thereof or to issue and sell the Preferred Shares in accordance with the terms hereof and, upon conversion of the Preferred Shares, issue shares of Common Stock as applicable. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

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(h) SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents are, or have been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The independent auditor of the Company as of the date of the most recent audited balance sheet of the Company is an independent registered public accounting firm with respect to the Company and has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. Since the date of the most recent balance sheet of the Company audited by such auditor, based on an annual evaluation of disclosure controls and procedures, except as set forth in the SEC Documents, the Company is not aware of (i) any material weakness in the design or operation of internal controls over financial reporting that are likely to adversely affect its ability to record, process, summarize and report financial data or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting of the Company. The Company is subject to the reporting requirements of the 1934 Act.

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(i) Intellectual Property. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated; there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated; to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

(j) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’s purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

(k) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities. None of the Company or any of its Subsidiaries is, nor after giving effect to the offering and sale of the Preferred Shares and the application of the net proceeds from such sale, will be, an “investment company” or a company “controlled by” an “investment company,” each as defined in the Investment Company Act of 1940, as amended.

(l) No Brokers; No Solicitation. Except with respect to Stifel, Nicolaus & Co. (all fees of which shall be paid by the Company), the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby. The Company acknowledges and agrees that neither the Buyer nor its employee(s), member(s), beneficial owner(s), or partner(s) solicited the Company to enter into this Agreement and consummate the transactions described in this Agreement.

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(m) Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(n) Title to Property. The Company and its Subsidiaries have use rights to all real property and good and marketable title to all personal property owned by them which is material to the existing business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting, and enforceable leases with such exceptions as would not have a Material Adverse Effect.

(o) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(p) Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established and maintains disclosure controls and procedures (to the extent required by and as defined in Rules 13a-15(e) and 15d-15(e) under the 1934 Act), which are designed to provide reasonable assurance that material information required to be disclosed by the Company in reports that it files or submits under the 1934 Act is recorded, processed, summarized and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate, to allow for timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as of the end of the most recently completed fiscal quarter covered by the Company’s periodic reports filed with the SEC, and, except as disclosed in the SEC Documents, such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established. The Company and, to the Company’s knowledge, its directors or officers, in their capacities as such, are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

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(q) Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(r) No Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(s) Tax Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) the Company and each of its Subsidiaries has prepared (or caused to be prepared) and timely filed (taking into account valid extensions of time within which to file) all Tax Returns required to be filed by any of them, and all such filed Tax Returns (taking into account all amendments thereto) are true, complete and accurate, (ii) all Taxes owed by the Company and each of its Subsidiaries that are due (whether or not shown on any Tax Return) have been timely paid except for Taxes which are being contested in good faith by appropriate proceedings which have been adequately reserved against in accordance with GAAP, (iii) no examination or audit of any Tax Return relating to any Taxes of the Company or any of its Subsidiaries or with respect to any Taxes due from or with respect to the Company or any of its Subsidiaries by any governmental authority is currently in progress or threatened in writing, (iv) none of the Company or any of its Subsidiaries has engaged in, or has any liability or obligation with respect to, any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2), (v) neither the Company nor any of its Subsidiaries has distributed stock of another person, or has had its stock distributed by another person, in a transaction that was or was purported or intended to be governed in whole or in part by Section 355 or 361 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), (vi) with respect to the Company, each of its Subsidiaries and their respective assets, (A) there are no deficiencies for any Tax which have not been settled and paid and (B) there are no liens for Taxes upon any of the assets of the Company or such Subsidiary, (vii) neither the Company nor any of its Subsidiaries has (A) waived, or had waived on its behalf, any statute of limitations in respect of any Taxes, (B) agreed on its behalf to any extension of time with respect to any Tax assessment or deficiency, or (C) executed any “closing agreement” pursuant to Section 7121 of the Code or any predecessor provision thereof, or any similar provision of state, local or non-U.S. law, (viii) no written claim has ever been made by a taxing authority in a jurisdiction where the Company or any of its Subsidiaries does not file a particular type of Tax Return or pay a particular type of Tax that the Company or any of its Subsidiaries is or may be required to file such Tax Return or pay such Tax (including obligations to withhold amounts with respect to Tax) in that jurisdiction, (ix) the Company and each of its Subsidiaries has (A) timely withheld and paid over to the appropriate taxing authority (or set aside for timely payment to the appropriate taxing authority) all Taxes required to be withheld from amounts distributed, paid, or owing to any equityholder, employee, contractor, or other third party and (B) complied in all material respects with all related reporting and record keeping requirements, and all IRS Forms W-2 and 1099 required with respect thereto have been completed and timely filed, (x) none of the Company or any of its Subsidiaries is a party to or bound by any Tax allocation, sharing, indemnity, or similar agreement (other than an agreement entered into in the ordinary course of business the principal subject matter of which is not the allocation, sharing, or indemnification of Taxes), (xi) none of the Company or any of its Subsidiaries (A) is or has ever been a member of an affiliated group (within the meaning of Section 1504(a) of the Code or similar group defined under any similar provision of state, local, or non-U.S. Tax Law) filing a consolidated, combined, unitary, or aggregate group Tax Return for any taxable period and (B) has no liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any corresponding or similar provision of state, local, or non-U.S. Tax Law), as a transferee or successor, by contract (other than a contract entered into in the ordinary course of business the principal subject matter of which is not the allocation, sharing, or indemnification of Taxes), operation of law or otherwise, (xii) the consummation of the transactions provided for in this Agreement, either alone or together with any other event, such as termination of employment, will not give rise to the payment of any “excess parachute payment” within the meaning of Section 280G of the Code (or any corresponding or similar provision of state, local, or non-U.S. Tax Law), and (xii) each “nonqualified deferred compensation plan” (as defined for purposes of Section 409A(d)(l) of the Code) with respect to the Company or any of its Subsidiaries is, and at all times has been, in documentary and operational compliance with Section 409A of the Code. The Company is not currently, and has not been during the prior five (5) years, a United States real property holding corporation within the meaning of Section 897 of the Code. For purposes of this Agreement, (x) “Taxes” means any and all United States federal, state, local or non-United States taxes, and other similar charges in the nature of a tax (together with any and all interest, penalties and additions to tax) imposed by any governmental authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth; and (y) “Tax Return” means returns, reports, claims for refund, declarations of estimated Taxes and information statements, including any schedule or attachment thereto or any amendment thereof, with respect to Taxes filed or required to be filed with any governmental authority, including consolidated, combined and unitary tax returns.

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(t) No Material Adverse Effect. Except as expressly set forth in or contemplated by the SEC Documents, since January 1, 2025, no Material Adverse Effect has occurred.

(u) Litigation; Labor Disputes. Except as set forth in the SEC Documents, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or to which any property or asset (whether real or persona, tangible or intangible) of the Company or any of its Subsidiaries is subject that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or which challenges the validity of this Agreement or any Transaction Document, or the right of the Company to enter into this Agreement or any of the Transaction Documents or to consummate the transactions contemplated hereby and thereby. No labor dispute with the employees of any of the Company or its Subsidiaries exists or, to the knowledge of the Company, is imminent, that would reasonably be expected to have a Material Adverse Effect.

(v) No Default. None of the Company nor any of its Subsidiaries is in breach of, default under or violation in the performance of (and no condition or event exists that, with or without notice or lapse of time or both, would constitute such a breach of, default under or violation in the performance of) any obligation, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties or assets (whether real or personal, tangible or intangible) may be bound, which breach, default or violation would, if continued, reasonably be expected to have a Material Adverse Effect or materially impair the ability of any of the Company or its Subsidiaries to perform its obligations hereunder or under the Transaction Documents.

(w) Required Disclosures or Descriptions. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or its Subsidiaries or to which any of the Company or its Subsidiaries is a party, or to which any of their respective properties or assets (whether real or persona, tangible or intangible) is subject, that are required to be described in the SEC Documents but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the SEC Documents or to be filed as an exhibit to the SEC Documents that are not described or filed as required by the 1933 Act or the 1934 Act.

4. Additional Covenants, Agreements and Acknowledgements.

(a) Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities if required under Regulation D and requested by the Buyer and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer at the applicable Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

(b) Information. For so long as the Preferred Shares remain outstanding, the Buyer and its advisors will be furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been reasonably requested by the Buyer or its advisors. For so long as the Preferred Shares remain outstanding the Buyer and its advisors will be afforded the opportunity to ask questions of the Company regarding its business and affairs. Neither such inquiries nor any other due diligence investigation conducted by the Buyer or any of its advisors or representatives shall modify, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 above.

(c) Use of Proceeds. The Company shall use the proceeds for the purposes set forth in the budget attached hereto as Exhibit B (the “Operating Budget”) in all material respects.

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Notwithstanding anything to the contrary herein or in the Operating Budget, without the prior written consent of the Buyer, none of the proceeds of the transactions contemplated by this Agreement shall be used, directly or indirectly, to make any payment (including any principal, interest, fees or other amounts) to the “Seller” or any of its affiliates in respect of the transactions contemplated by the Merger Agreement or otherwise, unless and until the occurrence of the IPO.

(d) No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

(e) Disclosure of Transactions and Other Material Information. Within four (4) business days following the date this Agreement has been fully executed, the Company shall file a Current Report on Form 8-K (if required) describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching this Agreement and the Certificate of Designations (the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Company agrees that the Buyer shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents. Other than filings made by the Company with the SEC, neither the Company nor any of its affiliates or representatives shall disclose the identity of, or any other information concerning, the Buyer or any of its affiliates until having first provided the Buyer a reasonable opportunity to review and comment on such disclosure (with such comments being incorporated or reflected, to the extent reasonable, in any such disclosure); provided that the foregoing shall not delay or otherwise limit any required filing or other disclosure with the SEC or any governmental authority or otherwise hinder the Company’s or its representatives’ ability to timely comply with all laws or rules and regulations of the SEC or other governmental authority. As used in this Agreement, the term “business day” shall mean any day other than a Saturday, Sunday, or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

(f)   Registration Rights Agreement. At the Closing, the Company and the Buyer shall execute and deliver a Registration Rights Agreement, substantially in the form of Exhibit C attached hereto (the “Registration Rights Agreement”).

(g) Authorized Common Stock. At any time that the Preferred Shares are outstanding, the Company shall from time to time take all lawful action within its control to cause the authorized share capital of the Company to include a number of authorized but unissued shares of Common Stock equal to the number of shares of Common Stock issuable upon the conversion of all the Preferred Shares then issued and outstanding. All shares of Common Stock delivered upon conversion of the Preferred Shares shall be newly issued shares or shares held in treasury by the Company, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and free and clear of any liens.

(h) Series A Preferred Stock. The Buyer, in its capacity as holder of the Series A Preferred Stock, by its execution, delivery and performance of this Agreement, shall be deemed to have consented to the Company’s issuance of the Preferred Shares to the extent such consent is required under the terms of the documents governing the issuance of the Series A Preferred Stock.

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(i) Redeemable Preferred Equity. As soon as reasonably practicable following the date hereof, and on terms reasonably satisfactory to the Buyer, and provided that such terms are not better in any material respect (except as otherwise contemplated by this Section or in the Certificate of Designations) than, and do not hinder, impact, delay, or circumvent, in any way, Buyer’s rights, preferences, or powers with respect to the Preferred Stock, as set forth herein and in the Certificate of Designations, the Company will use its reasonable best efforts to convert any debt arising out of the transactions (the “Merger”) contemplated by that certain Agreement and Plan of Merger, dated as of August 12, 2024, by and among Integrated Rail and Resources Acquisition Corp., a Delaware corporation, Uinta Integrated Infrastructure Inc., a Delaware corporation, Uinta Integrated Infrastructure Holdings, Inc., a Delaware corporation, RR Integration Merger Co., a Delaware corporation, RRG Merger LLC, a Delaware limited liability company, Tar Sands Holdings II, LLC, a Utah limited liability company, and Endeavor Capital Group, LLC (as amended by that certain Amendment to and Waiver of Agreement and Plan of Merger dated November 8, 2024), that certain Second Amendment to Agreement and Plan of Merger dated December 31, 2024, that certain Waiver to Agreement and Plan of Merger dated April 30, 2025, that certain Third Amendment to Agreement and Plan of Merger dated May 14, 2025, that certain Fourth Amendment to Agreement and Plan of Merger dated July 14, 2025, that certain Fifth Amendment to Agreement and Plan of Merger dated September 15, 2025, and that certain Sixth Amendment to Agreement and Plan of Merger dated December 12, 2025 (as amended, the “Merger Agreement”) that remains outstanding into redeemable preferred equity of the Company (the “Redeemable Preferred Equity”), which Redeemable Preferred Equity shall not be entitled to dividends; provided, that so long as the Company is in material compliance with the covenants hereunder and under the Certificate of Designations (and for the avoidance of doubt, no Event of Noncompliance (as defined therein) is in effect) and any of the Preferred Shares remain outstanding, such Redeemable Preferred Equity may accrue dividends, paid-in-kind, at a rate of 12% per annum. Notwithstanding anything to the contrary, following an IPO Failure (as defined below), the Redeemable Preferred Equity shall be expressly subordinated, and shall receive no consideration or distribution, in any Alternate Transaction (as defined below) unless and until the Make-Whole Amount (as defined below) has been paid in full to the holders of the Series A Preferred Stock.

(j) Uplist. Following the Closing, the Company shall use its reasonable best efforts to raise sufficient amounts of debt and equity financing through the approval for listing and the commencement of trading of the Company’s Common Stock on the Nasdaq Stock Market or the New York Stock Exchange (including NYSE American or one of its affiliates), together with the effectiveness of a resale registration statement covering the shares of Common Stock issuable upon conversion of the Preferred Shares (the “Uplist”), in order to execute the Company’s business plan (the “IPO”).

(k) Most Favored Nation. So long as any Preferred Shares purchased by the Buyer under this Agreement remain outstanding, if the Company issues any Equity Securities (other than in an Exempt Issuance, as defined in Section 4(l) below) in a subsequent financing transaction on terms (the “Favorable Terms”) that are more favorable to the new investors than the terms of the Securities provided to the Buyer hereunder, the Company shall provide written notice to the Buyer within five (5) business days of such issuance. The Buyer shall have the right to have the terms of this Agreement and the Certificate of Designations amended to provide the Buyer with the Favorable Terms, and the Company shall take all necessary action to effect such amendments, including amending the Certificate of Designations.

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(l) Preemptive Rights. For so long as the Buyer holds any Preferred Shares, if the Company proposes to issue any Equity Securities (other than in an “Exempt Issuance”), the Company shall give the Buyer written notice of its intention, describing the type of Equity Securities, and the price and the general terms upon which the Company proposes to issue the same. The Buyer (or its assignee) shall have ten (10) Business Days from the receipt of such notice to agree to purchase up to its “Pro Rata Share” of such Equity Securities for the price and upon the terms specified in the notice by giving written notice to the Company, and thereafter Buyer shall have no less than an additional twenty (20) calendar days from the date of its notice to the Company to close such transaction. For purposes hereof, “Pro Rata Share” means the proportion that the number of shares of Common Stock held by the Buyer (on an as-converted basis) bears to the total number of shares of Common Stock of the Company then outstanding (on a fully-diluted basis). If the Buyer (or its assignee) fails to exercise its preemptive rights within the specified period, the Company shall have one hundred and twenty (120) days thereafter to sell the unsubscribed Equity Securities at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice. For purposes of this Section 4(l), “Exempt Issuances” shall mean: (i) shares of Common Stock issued upon conversion of the Preferred Shares; (ii) shares of Common Stock or options issued to employees, officers, directors, or consultants of the Company pursuant to a stock option plan or other equity-based compensation plan approved by the Board; (iii) securities issued in connection with any stock split, stock dividend, recapitalization, or other similar event; (iv) securities issued as consideration in a bona fide acquisition, merger, or strategic transaction approved by the Board; (v) the Redeemable Preferred Equity; and (vi) securities issued pursuant to the IPO.

(m) Right of First Refusal.

(i) Grant. From the date hereof until the earlier of (i) such time as the aggregate Accumulated Stated Value (as defined in the Certificate of Designations) of the Series A Preferred Stock held by the Buyer and its Affiliates is less than $1,000,000 and (ii) the first date on which the Company’s Common Stock is listed for trading on the Nasdaq Global Market or NYSE (the “ROFR Period”), if the Company or any Subsidiary proposes to issue or sell any Equity Securities (as defined below) in a bona fide financing transaction for cash (a “Proposed Financing”), the Company shall first offer to the Buyer the right to purchase up to its Pro Rata Portion (as defined below) of such Equity Securities on the same terms and conditions as offered to other purchasers.

(ii) Notice; Election. The Company shall deliver to the Buyer a written notice (a “ROFR Notice”) of the Proposed Financing, describing in reasonable detail the type and amount of Equity Securities proposed to be issued, the material terms and conditions, the proposed purchasers, and the anticipated closing date(s). The Buyer shall have ten (10) Business Days from receipt of the ROFR Notice to elect, by written notice to the Company, to purchase up to its Pro Rata Portion of such Equity Securities on such terms, and thereafter Buyer shall have no less than an additional twenty (20) calendar days from the date of its notice to the Company to close such transaction. If the Buyer fails to so elect within such period, the Buyer shall be deemed to have waived its ROFR with respect to such Proposed Financing, and the Company may consummate the Proposed Financing within ninety (90) days thereafter on terms no more favorable to the purchasers than those set forth in the ROFR Notice.

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(iii) Overallotment; Allocation. If the Buyer elects to purchase its Pro Rata Portion and any other holder(s) of rights of first refusal with respect to such Proposed Financing decline to purchase their full pro rata portions, the Buyer may elect to purchase up to such unsubscribed amount, allocated among electing holders pro rata based on their respective Pro Rata Portions.

(iv) Exceptions. The right of first refusal in this Section 4(m) shall not apply to Exempt Issuances.

(v) Definitions. “Equity Securities” means Common Stock, Preferred Stock or any securities convertible into, exchangeable for or carrying the right to subscribe for or purchase any of the foregoing; “Pro Rata Portion” means, with respect to the Buyer, the fraction (expressed as a percentage) equal to (x) the number of shares of Common Stock then held by the Buyer on an as-converted basis (assuming conversion of the Series A Preferred Stock held by the Buyer) divided by (y) the aggregate number of shares of Common Stock then outstanding on a fully diluted and as-converted basis, in each case excluding (i) any unallocated equity plan pool and (ii) shares issuable upon conversion of the Series A Preferred Stock.

(n) IPO Failure; Alternate Transaction Protections. The parties acknowledge and agree that: (i) if an IPO Failure occurs, then, as a condition to consummation of any Alternate Transaction, the Company shall pay the Make-Whole Amount in full to the Buyer and all other holders of Series A Preferred Stock, in cash at or prior to closing of such Alternate Transaction, before any consideration is paid or delivered to any other holders of Equity Securities (including, without limitation, holders of Redeemable Preferred Equity); and (ii) in connection with any Alternate Transaction following an IPO Failure, the Company shall cause the Certificate of Designations to provide, and to be given effect, to the full-ratchet adjustment set forth therein and the distribution priority set forth therein. The Company shall not enter into, approve, or consummate any Alternate Transaction following an IPO Failure unless the foregoing requirements are satisfied. For purposes of this Agreement, “Alternate Transaction” means any transaction or series of related transactions consummated following an IPO Failure pursuant to which holders of Equity Securities receive cash, securities or other property, including any private financing, private sale, strategic transaction, SPAC/business combination alternative, recapitalization, merger, consolidation, asset sale, tender/exchange offer or similar transaction not constituting the IPO; “IPO Failure” means the failure to consummate the IPO raising at least the Minimum Equity by the IPO Outside Date; “IPO Outside Date” means the date that is three (3) months following the Closing (to be automatically extended to the extent of any delays in the SEC review process); “Make-Whole Amount” means, for any holder, such holder’s Accumulated Stated Value of the Series A Preferred Stock (including, without duplication, all accrued and unpaid dividends) as of the closing of the applicable Alternate Transaction; and “Minimum Equity” means equity proceeds in the aggregate amount of $45,000,000 or such higher amount as may be required from a commercial lender reasonably acceptable to the Buyer as a condition to such commercial lender providing senior secured debt financing to the Company in connection with the Uplist.

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(o) Sponsor Letter Agreement. The Company shall cause the Sponsor to execute and deliver, at or prior to the Closing, a Sponsor Letter Agreement in form and substance reasonably acceptable to the Buyer (the “Sponsor Letter Agreement”). For purposes of this Agreement, “Sponsor” means DHIP Natural Resources Investments, LLC.

5. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Preferred Shares to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided, that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) The Buyer shall have executed this Agreement and delivered the same to the Company.

(b) The Buyer shall have executed the Sponsor Letter Agreement and delivered the same to the Company.

(c) The Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

(d) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

(e) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6. Conditions to The Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Preferred Shares, on the Closing Date, is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided, that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

(a) The Company shall have executed this Agreement and delivered the same to the Buyer.

(b) The Company shall have delivered to the Buyer the Preferred Shares.

(c) The Company shall have filed with the Secretary of State of the State of Delaware the Certificate of Designations in the form attached hereto as Exhibit A, and shall have delivered to the Buyer a certified copy thereof.

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(d) The Company shall have delivered to the Buyer an opinion of Winston & Strawn LLP in a form reasonably satisfactory to the Buyer.

(e) The Company shall have executed the Sponsor Letter Agreement and delivered, or caused to be delivered, the same to the Buyer.

(f)   The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of Closing Date, as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(g) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(h) The Buyer shall have received confirmation from the Department of Commerce of the Utah Division of Securities that the no-action relief previously granted to the Investor will continue to apply notwithstanding the change in structure of (i) the Merger and (ii) the transactions contemplated by this Agreement.

(i)    The Company shall have delivered to the Buyer a certificate of the Secretary or Assistant Secretary of the Company certifying as to and attaching (A) the Certificate of Incorporation of the Company (including any amendments thereto), (B) the Bylaws of the Company (including any amendments thereto), (C) resolutions of the Board and any other committee or governing body necessary to authorize the transactions contemplated hereby, authorizing the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Preferred Shares, and (D) the incumbency of the officers authorized to execute this Agreement and the Transaction Documents on behalf of the Company, setting forth the name and title and bearing the signatures of such officers.

7. Termination.

(a) This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing:

(i) By mutual written consent of the Company and the Buyer;

(ii) by either the Company or the Buyer, upon written notice to the other, if the Closing shall not have occurred by the later of (x) December 31, 2025 and (y) the date that is five (5) Business Days after all conditions to such party’s obligation to close set forth in Section 5 or Section 6, as applicable, have been satisfied (or waived by such party) (the “Outside Date”); provided, that the right to terminate this Agreement under this Section 7(a)(ii) shall not be available to any party whose breach of any representation, warranty, covenant or agreement hereunder has been the primary cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

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(iii) by the Buyer, upon written notice to the Company, if all of the conditions to the Buyer’s obligation to close set forth in Section 6 have been satisfied (or waived by the Buyer) and the Company fails to consummate the Closing within five (5) Business Days after the later of (x) the Outside Date and (y) the date on which such conditions are so satisfied (or waived), other than due to a failure by the Buyer to fund the Purchase Price in accordance with this Agreement.

(b) In the event of termination of this Agreement pursuant to this Section, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of any party hereto, other than as provided in Section 9, and except that nothing herein shall relieve any party from liability for any intentional breach of this Agreement prior to such termination.

8. Tax Matters.

(a) The Company and its paying agent shall, subject to Section 8(c) below, be entitled to withhold Taxes on all payments to the Buyer on the Preferred Stock or Common Stock or other securities issued upon conversion of the Preferred Stock in each case to the extent required by applicable law; provided, that the Company shall use commercially reasonable efforts to provide the Buyer advance written notice of its intent to withhold at least five (5) days prior to the payment of the amount subject to withholding, and to give the Buyer a reasonable opportunity to provide any form or certificate available to reduce or eliminate such withholding. The Company agrees to reasonably cooperate with Buyer to obtain any available reduction of or relief from such withholding. Within a reasonable amount of time after making such withholding payment, the Company shall furnish the Buyer with copies of any Tax certificate, receipt or other documentation reasonably acceptable to the Buyer evidencing such payment.

(b) The Company shall pay any and all documentary, stamp and similar issue or transfer Tax due on (i) the issuance of the Preferred Stock and (ii) the issuance of shares of Common Stock upon conversion of the Preferred Stock. However, in the case of conversion of Preferred Stock, the Company shall not be required to pay any Tax or duty that may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or Preferred Stock to a beneficial owner other than the beneficial owner of the Preferred Stock immediately prior to such conversion, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such Tax or duty, or has established to the satisfaction of the Company that such Tax or duty has been paid.

(c) Except to the extent otherwise required by a change in law or a “determination” within the meaning of Section 1313(a) of the Code, the parties agree, for U.S. federal (and applicable state and local) income tax purposes, (i) to treat the Preferred Stock as stock of the Company that is not “preferred stock” within the meaning of Section 305 of the Code; (ii) not to treat any dividend paid on the Company’s Common Stock in which the Preferred Stock participates as giving rise to a “disproportionate distribution” within the meaning of Section 305(b)(2) of the Code; and (iii) to consider in good faith any and all reasonable steps to ameliorate the effect of any action that the Company reasonably expects to cause the Buyer to recognize taxable income by reason of the operation of Section 305(b)(2) of the Code; provided, that for the avoidance of doubt, the Company shall not be required to breach any governing document, legal agreement or applicable law, or be subject to any unreimbursed cost expense or any liability in respect of any action or inaction by the Company in respect of the foregoing and (iv) to treat any adjustment to the Conversion Price (as defined in the Certificate of Designations) as being made pursuant to a “bona fide, reasonable, adjustment formula” within the meaning of Treasury Regulations Section 1.305-7(b); provided, that if the Company determines (in consultation with the Company’s Tax Return preparer) that an applicable change in law has occurred, the Company shall notify the Buyer and shall cooperate reasonably and in good faith with the Buyer to ameliorate the effects of such change in law. Neither party will, nor will permit their affiliates or agents (including any paying agent) to, take a contrary position or action (including on any Tax Return, IRS Form 1099 or any other information return or by way of withholding) without the other party’s prior written consent.

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(d) The Company shall use commercially reasonable efforts to provide any information reasonably requested by the Buyer, at the Buyer’s expense, necessary to enable the Buyer to comply with their U.S. federal income Tax reporting obligations, including, but not limited to, a determination of the amount of the Company’s current and accumulated earnings and profits in any taxable year where such determination is relevant to determining the amount (if any) of any distribution received by the holders of the Preferred Stock from the Company that is properly treated as a dividend within the meaning of Section 316 of the Code.

9. Governing Law; Miscellaneous.

(a) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the state or federal courts located in the state of Delaware. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(b) Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method, such signature shall be deemed to have been duly and validly delivered and shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

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(c) Construction; Headings. This Agreement shall be deemed to be jointly drafted by the Company and the Buyer and shall not be construed against any person as the drafter hereof. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. In the event that any provision of this Agreement or any other agreement or instrument delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby.

(e) Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. Without limiting the foregoing, that certain Indicative Term Sheet, dated as of December 15, 2025, between the parties hereto (the “Term Sheet”), and that certain Equity Commitment Letter, dated as of December 15, 2025, by and between the parties hereto (the “ECL”), in each case is superseded by this Agreement and the Certificate of Designations, and the parties hereto agree that the Term Sheet and the ECL are hereby terminated in all respects and shall have no further force and effect. No provision of this Agreement or any agreement or instrument contemplated hereby may be waived or amended other than by an instrument in writing signed by the Buyer.

(f) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (x) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (y) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

Integrated Rail & Resources Inc.
400 W. Morse Blvd., Suite 220
Winter Park, Florida 32789
Attention: Brian M. Feldott, Chief Executive Officer

With a copy to:

Winston & Strawn LLP
800 Capitol Street, Suite 2400
Houston, Texas 77002
Attention: Michael J. Blankenship

If to the Buyer, to:

Creto IRRX PIPE Investment, LLC

PO Box 130

Winter Park, FL 32790

Attention: Zane Beadles and Eric Olsen

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(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. The Buyer may assign its rights hereunder to any Accredited Investor in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

(h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)    Transfer Agent. The duly appointed Transfer Agent for the Preferred Shares shall be Equiniti Trust Company LLC (formerly known as American Stock Transfer & Trust Company). The Company may, in its sole discretion, appoint any other person to serve as Transfer Agent for the Preferred Shares and thereafter may remove or replace Equiniti Trust Company LLC (formerly known as American Stock Transfer & Trust Company) or such other person at any time. Upon any such appointment or removal, the Company shall send notice thereof to the holders of Preferred Shares.

(j) Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) Indemnification. In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement (and any other agreement or instrument contemplated hereby), the Company shall defend, protect, indemnify and hold harmless the Buyer and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (x) the execution, delivery, performance or enforcement of this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, (y) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (z) the status of the Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

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(n) Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, and to enforce specifically the terms and provisions hereof and thereof, without the necessity of showing economic loss and without any bond or other security being required.

(o) Failure or Indulgence Not Waiver. No failure or delay on the part of the Buyer in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Buyer existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(p) Expenses. Each party shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated by this Agreement; provided, that Company shall reimburse the Buyer for reasonable out-of-pocket expenses incurred in connection with the transactions contemplated by this Agreement, including documented fees and expenses of attorneys, accountants and consultants, in an amount not to exceed $50,000.

[Signature Page Follows]

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In Witness Whereof, the undersigned has executed this Agreement as of the date first written above.

COMPANY:		BUYER:

INTEGRATED RAIL & RESOURCES INC.		CRETO IRRX PIPE INVESTMENT, LLC

By:	/s/ Brian M. Feldott	By:	/s/ Zane Beadles
Name:	Brian M. Feldott	Name:	Zane Beadles
Title:	Chief Executive Officer	Title:	Authorized Signatory

Signature Page to Securities Purchase Agreement

Exhibit A

Certificate of Designations, Preferences and Rights of

Series A Convertible Preferred Stock

[See attached.]

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK OF INTEGRATED RAIL & RESOURCES INC.

Pursuant to Section 151 of the Delaware General Corporation Law (as amended, supplemented or restated from time to time, the “DGCL”), Integrated Rail & Resources Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation” or the “Company”), in accordance with the provisions of Section 103 of the DGCL, DOES HEREBY CERTIFY

FIRST: That, the Amended and Restated Certificate of Incorporation of the Corporation dated January 16, 2026 (as amended, supplemented or restated from time to time in accordance with the terms of this Certificate of Designations, the “Certificate of Incorporation”) (i) authorizes the issuance of up to Ten Million (10,000,000) shares of preferred stock with each such share having a par value of $0.0001 (the “Preferred Stock”) of the Corporation in one or more series and (ii) expressly vests the Board of Directors of the Corporation (the “Board”) with the authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions, of any series of shares of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding); and

SECOND: That, pursuant to the authority vested in the Board by the Certificate of Incorporation, the Board on January 23, 2026, adopted the following resolution designating a new series of Preferred Stock as “Series A Convertible Preferred Stock.”

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of Article IV of the Certificate of Incorporation and the provisions of Section 151 of the DGCL, a series of Preferred Stock of the Corporation designated as “Series A Convertible Preferred Stock” is hereby authorized, and the designations, rights, preferences, powers, restrictions and limitations of the Series A Convertible Preferred Stock shall be as follows:

1. Designation. There shall be a series of Preferred Stock that shall be designated as “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”), and the number of shares constituting such series (“Shares”) shall be 80,000 with an initial Stated Value (as defined below) of $100.00 per Share. The rights, preferences, powers, restrictions and limitations of the Series A Preferred Stock shall be as set forth herein. The Series A Preferred Stock shall be issued in book-entry form on the Corporation’s share ledger, subject to the rights of holders to receive certificated Shares under the DGCL.

2. Defined Terms. For purposes hereof, the following terms shall have the following meanings:

“Accumulated Stated Value” has the meaning set forth in Section 4(a).

“Actual Share Count” means the number of shares of Common Stock outstanding (calculated on a fully diluted basis) on any date on which a determination is required to be made hereunder.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided, however, that the Corporation and its Subsidiaries shall not be deemed to be Affiliates of any holder of Shares of Series A Preferred Stock or any of their Affiliates (other than the Corporation and its Subsidiaries). For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Alternate Transaction” has the meaning set forth in the Investment Agreement.

“Applicable Treasury Rate” shall mean the weekly average for each Business Day during the most recent week that has ended at least two Business Days prior to the Company Conversion Date, of the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the Federal Reserve Statistical Release H.15 (or, if such statistical release is not so published or available, any publicly available source of similar market data selected by the Corporation in good faith)) most nearly equal to the period from the Company Conversion Date to the third anniversary of the Original Issue Date; provided, however, that if such period is not equal to the constant maturity of a United States Treasury security for which a yield is given, the Applicable Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the yields of United States Treasury securities for which such yields are given, except that if the period from the redemption date to such applicable date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

“as-converted basis” means (a) with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of (x) the outstanding Shares of Series A Preferred Stock (at the Conversion Price in effect on such date) and (y) any Common Stock Equivalents, and (b) with respect to any outstanding Shares of Series A Preferred Stock as of any date, the number of shares of Common Stock issuable upon conversion of such Shares of Series A Preferred Stock on such date (at the Conversion Price in effect on such date).

“Base Capacity Condition” means the condition that the plant(s) operated by the Corporation have processed 16,170 barrels per day for three (3) consecutive months.

“beneficially own”, “beneficial ownership of”, or “beneficially owning” any securities shall have the meaning set forth in Rule 13d-3 of the rules and regulations under the Exchange Act; provided, that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable immediately (including assuming conversion of all Preferred Stock, if any, owned by such Person to Common Stock).

“Board” has the meaning set forth in the Recitals.

“Board Observer” has the meaning set forth in Section 10(a).

“Business Day” means a day other than a Saturday, Sunday or other day on which the SEC or banks in the City of New York are authorized or required by law to close.

“Certificate of Designations” means this Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Integrated Rail & Resources Inc., as it may be amended from time to time.

“Certificate of Incorporation” has the meaning set forth in the Recitals.

“Change in Tax Law” has the meaning set forth in Section 17(a).

“Change of Control” means any of the following events after the Original Issue Date:

(a) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Corporation, its Wholly-owned Subsidiaries, the employee benefit plans of the Corporation and its Wholly-owned Subsidiaries or the Investor and/or its Affiliates, files a Schedule TO or any schedule, form or report under the Exchange Act that discloses that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of the Common Stock representing more than 50% of the voting power of the Common Stock; or

(b) the consummation of (i) any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination) as a result of which the Common Stock is converted into, or exchanged for, stock, other securities, other property or assets; (ii) any share exchange, consolidation or merger of the Corporation pursuant to which the Common Stock will be converted into cash, securities or other assets; or (iii) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Corporation and its Subsidiaries, taken as a whole, to any person or group other than any of the Corporation’s Wholly-owned Subsidiaries or the Investor and/or its Affiliates; provided, however, that a transaction described in clause (ii) in which the holders of all classes of the Corporation’s Common Stock immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Stock of the continuing or surviving corporation or transferee or the parent thereof immediately after such shall not be a “Change of Control” pursuant to this clause (b).

“Charter Amendments” has the meaning set forth in Section 8(b)(ii).

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share.

“Common Stock Equivalents” means any securities (other than the Series A Preferred Stock) that are convertible into or exchangeable for, or that carry the right to subscribe for or purchase, shares of Common Stock, including, without limitation, any options, warrants or other rights to subscribe for or purchase, or any stock appreciation rights, phantom stock rights or similar instruments having equity features that are, in each case, exercisable for or settled in, directly or indirectly, shares of Common Stock.

“Compounded Dividends” has the meaning set forth in Section 4(b).

“Conversion Date” has the meaning set forth in Section 8(b)(iv).

“Conversion Price” means, initially $10.00 per Share, as adjusted from time to time in accordance with Section 8(f).

“Conversion Shares” means the shares of Common Stock or other capital stock of the Corporation then issuable upon conversion of the Series A Preferred Stock in accordance with the terms of Section 8 or Section 9, as applicable.

“Corporation” has the meaning set forth in the Preamble.

“Current Market Price” means, on any day, the average of the Daily VWAP for the five (5) consecutive Trading Days ending the Trading Day immediately prior to the day in question. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Current Market Price” shall be the fair value per share for the Common Stock on the relevant date as determined by an independent, third party valuation firm with experience in valuing Equity Securities similar to the Common Stock and mutually selected by the Company and the holders of a majority of the Series A Preferred Stock then issued and outstanding.

“Daily VWAP” means the consolidated volume-weighted average price per share of Common Stock as displayed under the heading “Bloomberg VWAP” on the Bloomberg page for the “<equity> AQR” page corresponding to the “ticker” for such Common Stock (or its equivalent successor if Bloomberg ceases to publish such price, or such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the closing price of one share of such Common Stock on such Trading Day). The “volume weighted average price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

“DGCL” has the meaning set forth in the Preamble.

“Dilutive Issuance” has the meaning set forth in Section 8(f)(viii).

“Dividend Payment Date” has the meaning set forth in Section 4(b).

“Dividend Period” means each period from, and including, a Dividend Payment Date (or, in the case of the first Dividend Period, from, and including, the Original Issue Date) to, but excluding, the next Dividend Payment Date.

“Dividend Rate” means 12.00% per annum; provided that if and for so long as any Event of Noncompliance occurs and is continuing, the then current Dividend Rate shall automatically increase by an additional 3.00% per annum up to a maximum Dividend Rate not to exceed 15.00% per annum; and provided further that, in the event the Corporation is not able to obtain senior secured debt financing from a commercial lender reasonably acceptable to the Investor, or if the interest rate applicable to such indebtedness is more than 325 basis points in excess of the applicable Secured Overnight Financing Rate, the Corporation and the Investor shall mutually agree in good faith to an amendment to this Certificate of Designations to increase the Dividend Rate by an amount mutually agreed in good faith by such Persons to compensate the holders of the Shares for the difference in contemplated indebtedness, including increased interest expenses of the Corporation.

“Dividends” has the meaning set forth in Section 4(a).

“Equity Securities” has the meaning ascribed to such term in Rule 405 promulgated under the Securities Act as in effect on the date hereof, and in any event includes any stock, any partnership interest, any limited liability company interest and any other interest, right or security convertible into, or exchangeable or exercisable for, capital stock, partnership interests, limited liability company interests or otherwise having the attendant right to vote for directors or similar representatives.

“Event of Noncompliance” means (i) the failure by the Corporation to issue Common Stock upon receipt of a Notice of Conversion pursuant to the terms of Section 8(b), (ii) the failure by the Corporation to comply with the provisions of Section 11, (iii) the failure by the Corporation to comply with the provisions of Section 15, (iv) the failure by the Corporation to redeem any Share on a Holder Optional Redemption Date with respect to such Shares and (v) the failure of the Corporation to comply with the other terms of this Certificate of Designations and such failure continues for thirty (30) days from the earliest of (1) receiving written notice from the Investor of such failure or (2) the date on which the Corporation becomes aware of any such failure.

“Ex-Dividend Date” means the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Corporation or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” has the meaning set forth in Section 8(f)(viii).

“Expiration Date” has the meaning set forth in Section 8(f)(v).

“Fair Market Value” means, as of any particular time, (i) with respect to Equity Securities that are traded on one or more national securities exchanges or listed on a comparable foreign national market, or that are actively traded over-the-counter but not on a national securities exchange or comparable foreign national market, the Fair Market Value of such Equity Security shall be deemed to be the greater of (x) the average of the daily volume weighted average price per share of such Equity Security (which shall be determined in the same manner as the Daily VWAP for the Common Stock, mutatis mutandis) for the five (5) consecutive trading days ending the trading day immediately prior to the day in question, and (y) the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which such Equity Securities are traded, provided that if such Equity Securities are not listed for trading on a U.S. national or regional securities exchange on the relevant date, then such price shall be the last quoted bid price per share for such Equity Securities in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization, and (ii) with respect to Equity Securities or any other assets for which there is no active public market, a fair market value determined by the Board in good faith, provided that if the Investor disputes the Board’s determination, then the fair market value shall be determined by an independent, third party valuation firm with experience in valuing the property at issue and mutually selected by the Company and the holders of a majority of the Series A Preferred Stock then issued and outstanding.

“fully diluted basis” means the number of shares of Common Stock outstanding plus any shares of Common Stock issuable in connection with outstanding options, warrants, calls, convertible or exchangeable securities or other rights or arrangements that obligate the Corporation or any of its Subsidiaries to (i) issue, transfer or sell any shares of capital stock or other equity interests in the Corporation or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests (in each case other than to the Corporation or a Subsidiary thereof) or (ii) grant, extend or enter into any such subscription, option, warrant, call, convertible or exchangeable security, or other similar right, agreement or commitment relating to any capital stock of, or other equity or voting interest in, the Corporation or any of its Subsidiaries.

“Governmental Authority” means any government, court, regulatory or administrative agency, commission, arbitrator (public or private) or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.

“Holder Optional Redemption” has the meaning set forth in Section 7(a).

“Holder Optional Redemption Date” has the meaning set forth in Section 7(b).

“Holder Optional Redemption Notice” has the meaning set forth in Section 7(a).

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indebtedness” means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable in the Ordinary Course of Business that are not more than ninety (90) days past the date of invoice or one hundred and twenty (120) days past the date of service, (d) all leases of property which, in conformity with GAAP, are required to be accounted for as finance leases on the balance sheet of such Person, (e) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, (f) all obligations secured by any lien on any asset of such Person, so long as such obligation is otherwise an obligation of such Person, (g) “earnouts,” purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature of such Person arising out of purchase and sale contracts, in each case, that is then due and owing, (h) all Indebtedness of others guaranteed by such Person, and (i) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the Ordinary Course of Business.

“Insolvency Event” means:

(i) any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(ii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Corporation, or of a substantial part of the property or assets of the Corporation, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or for a substantial part of the property or assets of the Corporation or (iii) the winding-up or liquidation of the Corporation, and such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; or

(iii) the Corporation shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (b) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or for a substantial part of the property or assets of the Corporation, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable or admit in writing its inability or fail generally to pay its debts as they become due.

“Investment Agreement” means the Securities Purchase Agreement dated the Original Issue Date between the Corporation and the Investor.

“Investor” means Creto IRRX PIPE Investment, LLC.

“IPO Failure” has the meaning set forth in the Investment Agreement.

“Junior Securities” means, collectively, the Common Stock and each other class or series of capital stock now existing or hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

“Last Reported Sale Price” of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is traded. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price per share for the Common Stock in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted, the “Last Reported Sale Price” shall be the fair value per share for the Common Stock on the relevant date as determined by an independent, third party valuation firm with experience in valuing Equity Securities similar to the Common Stock and mutually selected by the Company and the holders of a majority of the Series A Preferred Stock then issued and outstanding. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of regular trading session hours.

“Laws” mean all state or federal laws, common law, statutes, ordinances, codes, rules or regulations, orders, executive orders, judgments, injunctions, governmental guidelines or interpretations have the force of law, Permits, decrees, or other similar requirement enacted, adopted, promulgated, or applied by any Governmental Authority.

“Liquidation” has the meaning set forth in Section 5(a).

“Liquidation Preference” has the meaning set forth in Section 5(a).

“Make-Whole Amount” has the meaning set forth in the Investment Agreement.

“New Issuance Price” has the meaning set forth in Section 8(f)(viii).

“Notice of Conversion” has the meaning set forth in Section 8(b)(i).

“Ordinary Course of Business” means, in respect of any transaction involving the Corporation or any Subsidiary, the ordinary course of business of the Corporation or such Subsidiary, as conducted by the Corporation or such Subsidiary in accordance with past practices and undertaken by such Person on or prior to the Original Issue Date and, without obligation on the part of the Corporation or such Subsidiary to undertake such practices, any other practices that are utilized to improve past practices or to conform with customary operating procedures for a similar business in good faith and not for purposes of evading any covenant or restriction in this Certificate of Designations.

“Original Issue Date” means January 23, 2026.

“Parity Securities” means any class or series of capital stock, the terms of which expressly provide that such class ranks pari passu with the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary bankruptcy, liquidation, dissolution or winding up of the affairs of the Corporation.

“Participating Dividend” has the meaning set forth in Section 4(d).

“Permitted Indebtedness” means:

(a) purchase money Indebtedness not to exceed $1,000,000 at any time outstanding (whether in the form of a loan or a lease) used solely to acquire equipment used in the Ordinary Course of Business and secured only by such equipment;

(b) Indebtedness in the form of insurance premiums financed through the applicable insurance company;

(c) Senior secured Indebtedness incurred for purposes of servicing that certain Supply, Offtake and Processing Agreement dated May 7, 2025 by and between Shell Trading (US) Company and Integrated Rail & Resource Acquisition Corp., in an amount not to exceed $60,000,000; provided that this clause (c) shall apply only to the most senior secured Indebtedness of the Company;

(d) trade accounts payable arising and paid on a timely basis and in the Ordinary Course of Business; and

(e) Indebtedness of the Corporation or a Subsidiary to the Corporation or another Subsidiary.

“Permits” mean all licenses, franchises, permits, certificates, approvals and authorizations from Governmental Authorities.

“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.

“Preferred Stock” has the meaning set forth in the Recitals.

“Present Value Dividend Amount” mean, as of the applicable date, an amount in cash equal to the present value (which shall be calculated using an annual discount rate (compounded quarterly) equal to the Applicable Treasury Rate) as of such date of the sum of the remaining Dividends that would accrue on such shares of Series A Preferred Stock being redeemed from such date to the third anniversary of the Original Issue Date, as calculated by or on behalf of the holders of the Series A Preferred Stock (or by such Person as such holders may designate).

“Redeemable Preferred Equity” has the meaning set forth in the Investment Agreement.

“Redemption Price” means, as of any Holder Optional Redemption Date, an amount in cash per Share of Series A Preferred Stock equal to the greater of (i) the Accumulated Stated Value and (ii) the product of (A) the number of shares of Common Stock such Share of Series A Preferred Stock is convertible into at the Conversion Price immediately prior to the applicable redemption multiplied by (B) the greater of (x) the Current Market Price on the Trading Day prior to the applicable Holder Optional Redemption Date and (y) the Last Reported Sale Price on the Trading Day prior to the applicable Holder Optional Redemption Date.

“Reorganization Event” has the meaning set forth in Section 8(f)(vi).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Senior Securities” means any class or series of capital stock, the terms of which expressly provide that such class ranks senior to any series of the Series A Preferred Stock, has preference or priority over the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, including, following the consummation of the Uplist, the Redeemable Preferred Equity.

“Series A Preferred Stock” has the meaning set forth in Section 1.

“Shares” has the meaning set forth in Section 1.

“Spin-Off” has the meaning set forth in Section 8(f)(iv)(D).

“Stated Value” means, with respect to any Share on any given date, $100.00.

“Subsidiary” when used with respect to any Person, means any corporation, limited liability company, partnership, association, trust or other entity of which (x) securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) or (y) sufficient voting rights to elect at least a majority of the board of directors or other governing body are, as of such date, owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Tax” and “Taxes” means any and all United States federal, state, local or non-United States taxes, fees, levies, duties, tariffs, imposts, and other similar charges (together with any and all interest, penalties and additions to tax) imposed by any Governmental Authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes; license, registration and documentation fees; and customs duties, tariffs and similar charges, together with any interest, or penalties and additions to tax imposed by any Governmental Authority.

“Tender/Exchange Offer Valuation Period” has the meaning set forth in Section 8(f)(v).

“Trading Day” means a Business Day on which any securities exchange or market on which the Common Stock is listed or quoted at such time is open for business.

“Uplist” has the meaning set forth in the Investment Agreement.

“Valuation Period” has the meaning set forth in Section 8(f)(iv)(D).

“VWAP Condition” means that the Daily VWAP of the Common Stock for at least 20 Trading Days out of any consecutive 30 Trading Days period is at least $15 per share (subject to adjustment for any stock split, combination, consolidation, recapitalization or other similar event).

“Wholly-owned Subsidiary” means, at any time, any Subsidiary of which all of the issued and outstanding Equity Securities (other than directors’ qualifying shares and shares held by a resident of the jurisdiction, in each case, as required by law) are owned by any one (1) or more of the Corporation and the Corporation’s other Wholly-owned Subsidiaries at such time.

3. Rank. With respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, including any voluntary or involuntary Insolvency Event of the Corporation, all Shares of the Series A Preferred Stock shall rank (a) senior to all Junior Securities, (b) pari passu with any Parity Securities in issue from time to time, and (c) junior to all Senior Securities; provided, that all Shares of the Series A Preferred Stock shall rank senior to any other series of shares of preferred stock of the Corporation. Notwithstanding anything to the contrary in this Certificate of Designations (including the definition of Senior Securities) or any other organizational document, solely with respect to any Alternate Transaction that occurs following an IPO Failure, the Series A Preferred Stock shall rank senior to, and shall be entitled to receive, prior and in preference to, any consideration or other distribution to any other Equity Securities (including, without limitation, the Redeemable Preferred Equity), an amount in cash or, if applicable, other property equal to the Make-Whole Amount. No holder of any Equity Securities (including, without limitation, the Redeemable Preferred Equity) shall receive or retain any consideration in respect of such Alternate Transaction until the Make-Whole Amount has been paid in full to the holders of the Series A Preferred Stock.

4. Dividends.

(a) Accrual of Dividends. From and after the Original Issue Date of the Shares, cumulative dividends (“Dividends”) on each such Share shall accrue whether or not there are funds legally available for the payment of dividends, on a quarterly basis in arrears at the applicable Dividend Rate on the sum of (i) the Stated Value thereof plus, (ii) once compounded, any Compounded Dividends thereon, plus (iii) all accrued but unpaid Dividends (the sum of clauses (i), (ii) and (iii), the “Accumulated Stated Value”). All accrued but unpaid Dividends on any Share shall, unless declared and paid in cash pursuant to Section 4(b), compound quarterly on the last day of March, June, September and December of each calendar year and shall be added to the then current Accumulated Stated Value.

(b) Payment of Dividends. If, as and when declared by the Board out of funds legally available therefor to the maximum extent not prohibited by Delaware law, the Corporation shall make each dividend payment on the Series A Preferred Stock in cash on the last day of March, June, September and December of each calendar year (each such date, a “Dividend Payment Date”) at the applicable Dividend Rate; provided, that if the Corporation elects and declares and pays in cash any such Dividend payments, the Corporation shall elect and declare and pay in cash such dividend payments on the same pro rata portion of each holder’s Shares. The record date for payment of Dividends on the Series A Preferred Stock will be the fifteenth (15th) day of the calendar month of the applicable Dividend Payment Date, whether or not such date is a Business Day, and Dividends shall only be payable to registered holders of record of the Series A Preferred Stock as such holders appear on the stock register of the Corporation at the close of business on the related record date.  If any Dividend Payment Date is not a Business Day, the applicable payment shall be due on the next succeeding Business Day and no additional dividend amount for such period shall be payable during such period as a result of such delay, but shall be paid on the next succeeding Dividend Payment Date. All dividends that the Corporation does not elect to declare and pay in cash shall compound quarterly pursuant to Section 4(a) on the last day of such quarterly period and shall be added to the then current Accumulated Stated Value (“Compounded Dividends”). For the avoidance of doubt, (i) no Dividend may be declared by the Board in respect of the Series A Preferred Stock unless paid immediately in cash, and (ii) no Dividend shall be declared or paid upon delivery of a redemption notice or conversion notice of the Series A Preferred Stock (including in connection with a liquidation pursuant to Section 5).

(c) Dividend Calculations. Dividends on the Series A Preferred Stock shall accrue on the basis of a 360-day year, consisting of twelve (12), thirty (30) calendar day periods, and shall accrue quarterly commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of Dividends.

(d) Dividends on the Common Stock. If the Corporation declares a dividend or makes a distribution of cash or any other property (or any other distribution treated as a dividend under Section 301 of the Code) on its Common Stock, each holder of Shares of Series A Preferred Stock shall be entitled to participate in such dividend or distribution in an amount equal to the largest number of whole shares of Common Stock into which all Shares of Series A Preferred Stock (including any unpaid Compounded Dividends and, without duplication, accrued but unpaid dividends up to, but excluding, the record date for the applicable distribution) held of record by such holder is convertible pursuant to Section 8 herein as of the record date for such dividend or distribution or, if there is no specified record date, as of the date of such dividend or distribution (each such Dividend, a “Participating Dividend”). For the avoidance of doubt, the payment of a Participating Dividend with respect to a Share of Series A Preferred Stock shall not reduce or otherwise effect the Accumulated Stated Value of such Share.

(e) Conversion Prior to or Following a Record Date. If the Conversion Date for any Shares is prior to the close of business on the record date for a dividend as provided in Section 4(b), the holder of such Shares shall not be entitled to any dividend in respect of such record date. If the Conversion Date for any Shares is after the close of business on the record date for a dividend as provided in Section 4(b) but prior to the corresponding Dividend Payment Date, the holder of such Shares as of the applicable record date shall be entitled to receive such dividend, notwithstanding the conversion of such Shares prior to the applicable Dividend Payment Date.

5. Liquidation.

(a) Liquidation. In the event of any Insolvency Event of the Corporation (a “Liquidation”), the holders of Shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, pari passu with any payment to the holders of any Parity Securities and subject to the rights of Senior Securities and the Corporation’s creditors, but before any distribution or payment out of the assets of the Corporation shall be made to the holders of Junior Securities by reason of their ownership thereof, an amount in cash per Share of Series A Preferred Stock equal to the greater of (i) the Accumulated Stated Value and (ii) such amount as would have been payable had all Shares of the Series A Preferred Stock been converted into Common Stock at the Conversion Price immediately prior to such Liquidation (the “Liquidation Preference”).

(b) Insufficient Assets. If upon any Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Shares of Series A Preferred Stock the Liquidation Preference to which they are entitled under Section 5(a), (a) the holders of the Shares shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts which would otherwise be payable in respect of the Series A Preferred Stock and any Parity Securities in the aggregate upon such Liquidation if all amounts payable on or with respect to such Shares were paid in full, taking into account the Liquidation Preference payable in respect of such Series A Preferred Stock, and (b) the Corporation shall not make or agree to make, or set aside for the benefit of the holders of Junior Securities, any payments to the holders of Junior Securities.

(c) Notice Requirement. In the event of any Liquidation, the Corporation shall, within ten (10) days of the date the Board approves such action, or no later than twenty (20) days of any stockholders’ meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each holder of Shares of Series A Preferred Stock written notice of the proposed action. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the holders of Shares upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of Shares of such material change.

6. Voting. Each holder of outstanding Shares of Series A Preferred Stock shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law. In any such vote, each holder of Shares of Series A Preferred Stock shall be entitled to vote on an as-converted basis as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent. Each holder of outstanding Shares of Series A Preferred Stock shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Corporation’s Bylaws. As long as any Share of Series A Preferred Stock is outstanding, the Corporation shall not amend, modify or supplement any provision of this Certificate of Designations, unless the prior written approval of the holders of a majority of the Series A Preferred Stock issued and outstanding has been obtained.

7. Redemption.

(a) Holder Optional Redemption. Subject to the provisions of this Section 7, each holder of Series A Preferred Stock shall have the right to require the Corporation to redeem, and the Corporation shall redeem, out of funds legally available therefor, any or all of the then-outstanding Shares of Series A Preferred Stock held by such holder (a “Holder Optional Redemption”) (i) upon or after a Change of Control or (ii) if the Company is not then listed on the Nasdaq Stock Market or the New York Stock Exchange, at any time following the seventh (7th) anniversary of the Original Issue Date, in either case, for a price per Share equal to the Redemption Price. Any such Holder Optional Redemption shall occur not less than sixty (60) days and not more than ninety (90) days following receipt by the Corporation of a written election notice (the “Holder Optional Redemption Notice”) from the applicable holder(s) of Series A Preferred Stock. In exchange for the cancellation of Shares of Series A Preferred Stock of their certificate or certificates, if any, or an affidavit of loss, representing such Shares on or after the applicable Holder Optional Redemption Date in accordance with Section 7(d) below, the Redemption Price for the Shares being redeemed shall be payable in cash by the Corporation in immediately available funds to the respective holders of the Series A Preferred Stock, except to the extent prohibited by applicable Delaware law.

(b) Holder Optional Redemption Notice. Each Holder Optional Redemption Notice shall state:

(i) the number of Shares of Series A Preferred Stock held by the holder that the holder requires the Corporation to redeem on the Holder Optional Redemption Date specified in the Holder Optional Redemption Notice; and

(ii)   the date of the closing of the redemption, which pursuant to Section 7(a) shall be no earlier than sixty (60) days and not later than ninety (90) days following circulation by the holder of Series A Preferred Stock to the Corporation of the Optional Redemption Notice (the applicable date, the “Holder Optional Redemption Date”).

(c) Insufficient Funds; Remedies For Nonpayment.

(i) Insufficient Funds. If on any Holder Optional Redemption Date the assets of the Corporation legally available are insufficient to pay the full Redemption Price for the total number of Shares to be redeemed, the Corporation shall (i) take all commercially reasonable actions required and permitted under applicable law to maximize the assets legally available for paying the Redemption Price, as applicable, (ii) redeem out of all such assets legally available therefor on the applicable Holder Optional Redemption Date the maximum possible number of Shares that it can redeem on such date, pro rata among the holders of such Shares to be redeemed in proportion to the aggregate number of Shares to be redeemed by each such holder on the applicable Holder Optional Redemption Date and (iii) following the applicable Holder Optional Redemption Date, at any time and from time to time when additional assets of the Corporation become legally available to redeem the remaining Shares, the Corporation shall use such assets to pay the remaining balance of the aggregate applicable Redemption Price.

(ii) Remedies For Nonpayment. If on any Holder Optional Redemption Date all of the Shares elected to be redeemed pursuant to such redemption are not redeemed in full by the Corporation by paying the entire applicable redemption price until such Shares are fully redeemed and the aggregate redemption price is paid in full, all of the unredeemed Shares shall remain outstanding and continue to have the rights, preferences and privileges expressed herein, including the accrual and accumulation of dividends thereon as provided in Section 4.

(d) Surrender of Certificates. On or before the applicable Holder Optional Redemption Date, each holder of Shares of Series A Preferred Stock being redeemed shall surrender the certificate or certificates, if any, representing such Shares to the Corporation in the manner and place designated in the Holder Optional Redemption Notice or Corporation Redemption Notice, as applicable, or to the Corporation’s corporate secretary at the Corporation’s headquarters, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or, in the event such certificate or certificates are lost, stolen or missing, shall deliver an affidavit of loss, in the manner and place designated in the Holder Optional Redemption Notice or Corporation Redemption Notice, as applicable. Each surrendered certificate shall be canceled and retired and the Corporation shall thereafter make payment of the Redemption Price by certified check or wire transfer to the holder of record of such certificate; provided, that if less than all the Shares represented by a surrendered certificate are redeemed, then a new stock certificate representing the unredeemed Shares shall be issued in the name of the applicable holder of record of the canceled stock certificate.

(e) Rights Subsequent to Redemption. If on the applicable Holder Optional Redemption Date the Redemption Price is paid (or tendered for payment) for any of the Shares to be redeemed on such Holder Optional Redemption Date, then on such date all rights of the holder in the Shares so redeemed and paid or tendered, including any rights to dividends on such Shares (other than such holder’s rights pursuant to Section 15 and Section 16), shall cease, and such Shares shall no longer be deemed issued and outstanding.

8. Conversion.

(a) Holders’ Optional Right to Convert. Subject to the provisions of this Section 8, at any time and from time to time any holder of Series A Preferred Stock shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of Series A Preferred Stock (including any fraction of a Share) held by such holder into an aggregate number of shares of Common Stock as is determined by multiplying the number of Shares (including any fraction of a Share) to be converted by the rate per Share determined by dividing (i) the Liquidation Preference by (ii) the Conversion Price in effect immediately prior to such conversion, and in addition thereto the holder shall receive cash in lieu of any fractional shares as set out in Section 8(b)(iii); provided, that no such conversion by any holder shall be permitted until the expiration or early termination of the applicable waiting period, if any, under the HSR Act with respect to any conversion of the Series A Preferred Stock by such holder. Notwithstanding the foregoing, holders will not be permitted to exercise their conversion rights pursuant to this Section 8 to the extent the number of shares of Common Stock issuable upon such conversion would exceed the number of shares of Common Stock authorized and available for issuance (which shares available for issuance shall, for the avoidance of doubt not include shares validly reserved for issuance by the Corporation pursuant to any derivative securities or other instruments of the Corporation) under the Certificate of Incorporation at the time of the applicable conversion.

(b) Procedures for Conversion; Effect of Conversion.

(i) Procedures for Holder Conversion. In order to effectuate a conversion of Shares of Series A Preferred Stock pursuant to Section 8(a) a holder or the Corporation, as applicable, shall (i) submit a written election to the Corporation or the holders, as applicable, that such holder or the Corporation elects to convert Shares specifying the number of Shares elected to be converted (a “Notice of Conversion”). The holders shall surrender, along with a Notice of Conversion, if applicable, to the Corporation the certificate or certificates, if any, representing the Shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event such certificate or certificates are lost, stolen or missing, accompanied by an affidavit of loss executed by the holder. The conversion of such Shares hereunder shall be deemed effective as of the date of submission of the Notice of Conversion and surrender of such Series A Preferred Stock certificate or certificates, if any, or delivery of such affidavit of loss, if applicable. Upon the receipt by the Corporation or the holders, as applicable, of a Notice of Conversion and the surrender of such certificate(s) and accompanying materials (if any), the Corporation shall as promptly as practicable (but in any event within ten (10) days thereafter) deliver to the relevant holder or holders, as applicable (A) the number of shares of Common Stock (including, subject to Section 8(b)(iii), any fractional share) to which such holder or holders shall be entitled upon conversion of the applicable Shares as calculated pursuant to Section 8(a), as applicable, and, if applicable (B) the number of Shares of Series A Preferred Stock delivered to the Corporation for conversion but otherwise not elected to be converted pursuant to the written election, in each case in book-entry form on the Corporation’s share ledger. All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid and non-assessable, free and clear of all Taxes, liens, charges and encumbrances with respect to the issuance thereof.

(ii) If requested by the Investor from time to time, the Corporation agrees the Board shall adopt a resolution proposing an amendment to the Certificate of Incorporation to make such other amendments as reasonably requested by the Investor as are necessary for the Corporation to maintain its compliance with the provisions of this Certificate of Designations (such amendments, the “Charter Amendments”) and declaring the advisability of the Charter Amendments, and the Corporation shall call and hold one or more special meetings of the Corporation’s stockholders as soon as reasonably practicable following such request for the purpose of obtaining approval of the Charter Amendments. The Corporation agrees that the proxy statement or other applicable communication related to any such special meeting will include the Board’s recommendation that the stockholders of the Corporation vote in favor of such proposal, the Corporation shall solicit proxies from its stockholders in connection therewith in the same manner as management proposals in prior proxy statements, all management-appointed proxyholders shall vote their proxies in favor of such proposal and the Corporation shall take all action necessary to cause such amendment, once approved by the requisite vote of the Corporation’s stockholders, to become effective as soon as practicable thereafter.

(iii) Fractional Shares. The Corporation shall not issue any fractional shares of Common Stock upon conversion of Series A Preferred Stock. Instead, the Corporation shall pay a cash adjustment to the holder of Series A Preferred Stock being converted based upon the Current Market Price on the Trading Day prior to the Conversion Date.

(iv) Effect of Conversion. All Shares of Series A Preferred Stock converted as provided in Section 8(a) shall no longer be deemed outstanding as of the applicable Conversion Date and all rights with respect to such Shares shall immediately cease and terminate as of such time (including, without limitation, any rights to Dividends or the right of redemption pursuant to Section 7), other than the right of the holder to receive shares of Common Stock and payment in lieu of any fraction of a Share in exchange therefor and the holder’s rights pursuant to Section 15 and Section 16. The “Conversion Date” means the date on which such holder complies with the procedures in Section 8(b)(i) (including the submission of the written election to the Corporation of its election to convert).

(c) Reservation of Stock. The Corporation shall at all times when any Shares of Series A Preferred Stock are outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A Preferred Stock pursuant to this Section 8, taking into account any adjustment to such number of shares so issuable in accordance with (i) the last sentence of Section 8(a) hereof or (ii) Section 8(f) hereof. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not close its books against the transfer of any of its capital stock in any manner which would prevent the timely conversion of the Shares of Series A Preferred Stock.

(d) No Charge or Payment. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series A Preferred Stock pursuant to Section 8(a) shall be made without payment of additional consideration by, or other charge, cost or Tax to, the holder in respect thereof.

(e) Conversion Right in Connection with Redemption. Notwithstanding anything to the contrary set forth in this Certificate of Designations, any holder may elect to convert any Shares of Series A Preferred Stock as provided in Section 8(a) in connection with any Holder Optional Redemption or Corporation Redemption prior to the applicable Holder Optional Redemption Date, provided, that for the avoidance of doubt, any holder may elect to convert any Shares of Series A Preferred Stock as provided in Section 8(a) following such Holder Optional Redemption Date in respect of Shares of Series A Preferred Stock to be redeemed in accordance with Section 7 if the closing of the redemption of such Shares does not occur on the applicable Holder Optional Redemption Date and so long as such Shares are not otherwise redeemed.

(f) Adjustment to Conversion Price and Number of Conversion Shares. In order to prevent dilution of the conversion rights granted under this Section 8, the Conversion Price and the number of Conversion Shares issuable on conversion of the Shares of Series A Preferred Stock shall be subject to adjustment, without duplication, from time to time as provided in this Section 8(f). If an IPO Failure has occurred and thereafter the Corporation consummates an Alternate Transaction in which any Equity Securities are issued or valued at a per-share equity price lower than the Conversion Price then in effect, the Conversion Price shall, immediately prior to the closing of such Alternate Transaction, be decreased to the lowest per-share price (or per-share value) implied for the Common Stock in such Alternate Transaction (in each case determined in good faith by the Board for any non-cash consideration). For the avoidance of doubt, this clause (viii) shall apply in addition to, and not in limitation of, any other adjustments provided in this Section 8(f) and shall not be limited by any Exempt Issuance concept.

(i) Subdivisions and Combinations. In case the outstanding shares of Common Stock shall be subdivided (whether by stock split, recapitalization or otherwise) into a greater number of shares of Common Stock or combined (whether by consolidation, reverse stock split or otherwise) into a lesser number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision or combination becomes effective shall be adjusted to equal the product of the Conversion Price in effect on such date and a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such subdivision or combination. Such adjustment shall become effective retroactively to the close of business on the day upon which such subdivision or combination becomes effective.

(ii) Stock Dividends or Distributions. If the Corporation shall issue shares of Common Stock as a dividend or distribution on all or substantially all shares of Common Stock or if the Corporation effects a stock split or combination of the Common Stock (other than as set forth in Section 8(f)(vi)), the Conversion Price shall be adjusted based on the following formula:

CP1	=	CP0	×	OS0
OS1

where,

CP1	=	the Conversion Price in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution or the effective date of such share split or share combination, as the case may be;

CP0	=	the Conversion Price in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution or the effective date of such share split or share combination, as the case may be;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution or the effective date of such share split or share combination, as the case may be; and

OS1	=	the number of shares of Common Stock that would be outstanding immediately after giving effect to such dividend, distribution, share split or share combination, as the case may be.

Any adjustment made under this clause (b) shall become effective immediately after the open of business on such Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the effective date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this clause (b) is declared but not so paid or made, the Conversion Price shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared or announced.

(iii) Distributions of Rights, Options or Warrants. If the Corporation shall distribute to all or substantially all holders of its Common Stock any rights, options or warrants (other than rights, options or warrants distributed in connection with a stockholders’ rights plan, in which case the provisions of Section 8(f)(vii) shall apply) entitling them to purchase, for a period of not more than 45 calendar days from the announcement date for such distribution, shares of the Common Stock at a price per share less than the average of the Last Reported Sale Prices of the Common Stock for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement date for such distribution, the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	OS0 + X
OS0 + Y

where

CP1	=	the Conversion Price in effect immediately after the open of business on the Ex-Dividend Date for such distribution;

CP0	=	the Conversion Price in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

OS0	=	the number of shares of the Common Stock outstanding immediately prior to the open of business on the Ex-Dividend Date for such distribution;

X	=	the number of shares of the Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date of such distribution; and

Y	=	the total number of shares of the Common Stock issuable pursuant to such rights, options or warrants.

Any decrease made under this clause (c) shall be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Price shall be increased to the Conversion Price that would then be in effect had the increase with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of the Common Stock actually delivered. If such rights, options or warrants are not so distributed, the Conversion Price shall be increased to the Conversion Price that would then be in effect if such record date for such distribution had not occurred.

For purposes of this clause (c), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Stock at a price per share less than such average of the Last Reported Sale Prices of the Common Stock for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date for such distribution, and in determining the aggregate offering price of such shares of the Common Stock, there shall be taken into account any consideration received by the Corporation for such rights, options or warrants and any amount payable upon exercise or conversion thereof, the value of such consideration, if other than cash, as reasonably determined by the Corporation in good faith.

(iv) Distributions of Equity Securities, Indebtedness, other Securities, Assets or Property. If the Corporation distributes shares of its Equity Securities, evidences of its Indebtedness, other assets or property of the Corporation or rights, options or warrants to acquire its Equity Securities or other securities to all or substantially all holders of Common Stock, excluding:

(A) dividends or distributions as to which adjustment is required to be effected pursuant to clause (ii) or (iii) above;

(B) rights issued to all holders of the Common Stock pursuant to a rights plan, where such rights are not presently exercisable, trade with the Common Stock and the plan provides that the holders of Shares of Series A Preferred Stock will receive such rights along with any Common Stock received upon conversion of the Series A Preferred Stock;

(C) dividends or distributions in which Series A Preferred Stock participates on an as-converted basis pursuant to Section 4(d); and

(D) Spin-Offs described below in this clause (iv) shall apply, then the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	SP0 – FMV
SP0

where,

CP1	=	the Conversion Price in effect immediately after the open of business on the Ex-Dividend Date for such distribution;

CP0	=	the Conversion Price in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

SP0	=	the average of the Last Reported Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	=	the Fair Market Value of the shares of Equity Securities, evidence of Indebtedness, securities, assets or property distributed with respect to each outstanding share of the Common Stock immediately prior to the open of business on the Ex-Dividend Date for such distribution.

Any decrease made under the portion of this clause (iv) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Price shall be increased to be the Conversion Price that would then be in effect if such distribution had not been declared.

Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing decrease, each holder of Shares of Series A Preferred Stock may elect to receive at the same time and upon the same terms as holders of shares of Common Stock without having to convert its Series A Preferred Stock, the amount and kind of the Equity Securities, evidences of the Corporation’s Indebtedness, other assets or property of the Corporation or rights, options or warrants to acquire its Equity Securities or other securities of the Corporation that such holder would have received as if such holder owned a number of shares of Common Stock into which the Share of Series A Preferred Stock was convertible at the Conversion Price in effect on the Ex-Dividend Date for the distribution.

With respect to an adjustment pursuant to this clause (iv) where there has been a payment of a dividend or other distribution on the Common Stock in shares of Equity Securities of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Corporation that will be, upon distribution, listed on a U.S. national or regional securities exchange (a “Spin-Off”), the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	MP0
FMV + MP0

where,

CP1	=	Conversion Price in effect immediately after the end of the Valuation Period (as defined below);

CP0	=	the Conversion Price in effect immediately prior to the end of the Valuation Period;

FMV	=	the average of the Last Reported Sale Prices of the Equity Securities or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in Section 2 as if references therein to Common Stock were to such Equity Securities or similar equity interest) over the first ten (10) consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); and

MP0	=	the average of the Last Reported Sale Prices of the Common Stock over the Valuation Period.

Any adjustment to the Conversion Price under the preceding paragraph of this clause (iv) shall be made immediately after the close of business on the last Trading Day of the Valuation Period. If the Conversion Date for any share of Series A Preferred Stock to be converted occurs on or during the Valuation Period, then, notwithstanding anything to the contrary in this Certificate of Designations, the Corporation will, if necessary, delay the settlement of such conversion until the second (2nd) Business Day after the last Trading Day of the Valuation Period.

Notwithstanding the foregoing, if the “FMV” (as defined above) is equal to or greater than the Daily VWAP of the Common Stock over the Valuation Period, in lieu of the foregoing decrease, each holder of Shares of Series A Preferred Stock may elect to receive at the same time and upon the same terms as holders of shares of Common Stock without having to convert its Shares of Series A Preferred Stock, the amount and kind of Equity Securities or similar equity interest that such holder would have received as if such holder owned a number of shares of Common Stock into which the Series A Preferred Stock was convertible at the Conversion Price in effect on the Ex-Dividend Date for the distribution.

(v) Tender Offer, Exchange Offer. If the Corporation or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for the Common Stock, to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period (the “Tender/Exchange Offer Valuation Period”) commencing on, and including, the Trading Day next succeeding the last date (the “Expiration Date”) on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	SP1 × OS0
AC + ( SP1 × OS1 )

where,

CP1	=	the Conversion Price in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date;

CP0	=	the Conversion Price in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date;

AC	=	the aggregate value of all cash and the Fair Market Value any other consideration paid or payable for shares purchased or exchanged in such tender or exchange offer;

SP1	=	the average of the Last Reported Sales Prices of the Common Stock of over the ten (10) consecutive Trading Day period beginning on, and including, the Trading Day next succeeding the Expiration Date;

OS1	=	the number of shares of the Common Stock outstanding immediately after the close of business on the Expiration Date (adjusted to give effect to the purchase or exchange of all shares accepted for purchase in such tender offer or exchange offer); and

OS0	=	the number of shares of the Common Stock outstanding immediately prior to the Expiration Date (prior to giving effect to such tender offer or exchange offer).

provided, however, that the Conversion Price will in no event be adjusted up pursuant to this Section 8(f)(v), except to the extent provided in the immediately following paragraph. The adjustment to the Conversion Price pursuant to this Section 8(f)(v) will be calculated as of the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date. If the Conversion Date for any share of Series A Preferred Stock to be converted occurs on the Expiration Date or during the Tender/Exchange Offer Valuation Period, then, notwithstanding anything to the contrary in this Certificate of Designations, the Corporation will, if necessary, delay the settlement of such conversion until the second (2nd) Business Day after the last Trading Day of the Tender/Exchange Offer Valuation Period.

(vi) Adjustment for Reorganization Events. If there shall occur any reclassification, statutory share exchange, reorganization, recapitalization, consolidation or merger involving the Corporation with or into another Person in which the Common Stock (but not the Series A Preferred Stock) is converted into or exchanged for securities, cash or other property (excluding a merger solely for the purpose of changing the Corporation’s jurisdiction of incorporation) including a Change of Control (a “Reorganization Event”), then, subject to Section  5, following any such Reorganization Event, each Share of Series A Preferred Stock shall remain outstanding and be convertible into the number, kind and amount of securities, cash or other property which a holder of such Share of Series A Preferred Stock would have received in such Reorganization Event had such holder converted its Shares of Series A Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Price applicable immediately prior to the effective date of the Reorganization Event; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in this Section 8(f) set forth with respect to the rights and interest thereafter of the holders of Series A Preferred Stock, to the end that the provisions set forth in this Section 8(f) (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock. The Corporation (or any successor) shall, no less than twenty (20) calendar days prior to the occurrence of any Reorganization Event, provide written notice to the holders of Series A Preferred Stock of the expected occurrence of such event and of the kind and amount of the cash, securities or other property that each Share of Series A Preferred Stock is expected to be convertible into under this Section 8(f)(vi). Failure to deliver such notice shall not affect the operation of this Section 8(f)(vi). The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless, to the extent that the Corporation is not the surviving corporation in such Reorganization Event, or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series A Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

(vii) Stockholders’ Rights Plan. To the extent that any stockholders’ rights plan adopted by the Corporation is in effect upon conversion of the Shares of Series A Preferred Stock, the holders of Shares of Series A Preferred Stock will receive, in addition to any Common Stock due upon conversion, the appropriate number of rights, if any, under the applicable rights agreement (as the same may be amended from time to time). However, if, prior to any conversion, the rights have separated from the shares of the Common Stock in accordance with the provisions of the applicable stockholders’ rights plan, the Conversion Price will be adjusted at the time of separation as if the Corporation distributed to all holders of the Common Stock, shares of Equity Securities, evidences of Indebtedness, securities, assets or property as described in clause (d) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

(viii) Price-Based Anti-Dilution Adjustment. If the Corporation shall, at any time while any shares of Series A Preferred Stock are outstanding, issue or sell any shares of Common Stock or Common Stock Equivalents without consideration or for a consideration per share less than the then-current Conversion Price (such lower price, the “New Issuance Price” and such issuance, a “Dilutive Issuance”), then, subject to the Exempt Issuances (as defined below), the Conversion Price in effect immediately prior to such issuance shall be reduced, concurrently with such issuance, to the Adjusted Conversion Price determined under the following broad-based weighted-average formula:

Adjusted Conversion Price = CP × (A + B) / (A + C)

where:

CP = the Conversion Price in effect immediately prior to the Dilutive Issuance;

A = the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance on a fully diluted and as-converted basis, excluding shares of Common Stock issuable upon conversion of the Series A Preferred Stock and excluding any unallocated shares reserved under any Company equity incentive or option plans;

B = the number of shares of Common Stock that would have been issued if the total consideration received (or to be received) by the Company in respect of the Dilutive Issuance had been received at a price per share equal to CP; and

C = the number of shares of Common Stock actually issued (or, in the case of Common Stock Equivalents, deemed issued as provided below) in the Dilutive Issuance.

For purposes hereof, (i) in the case of the issuance of Common Stock Equivalents, the Company shall be deemed to have issued the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof (assuming full vesting, full exercise and payment of all consideration other than consideration consisting of services), at the time of issuance of such Common Stock Equivalents, for a consideration per share equal to the minimum consideration per share (if any) payable upon such exercise, conversion or exchange plus the consideration (if any) received by the Company for such Common Stock Equivalents; and (ii) if such Common Stock Equivalents by their terms provide for any change in the consideration payable or shares issuable thereunder (other than anti-dilution adjustments that are substantially similar to this Section), the Conversion Price shall be readjusted to reflect such change at the time of such change.

Notwithstanding the foregoing, no adjustment shall be made under this Section with respect to any Exempt Issuance. “Exempt Issuance” means: (a) securities issued pursuant to any equity incentive, option or purchase plan, restricted stock or similar employee, director or consultant compensation arrangements approved by the Board, not to exceed 10% of the fully diluted Common Stock outstanding immediately following the Closing; (b) securities issuable upon conversion or exercise of options, warrants or other rights outstanding as of the Original Issue Date, provided such securities and the terms thereof are not amended to lower the exercise price, extend the term or otherwise increase the number of shares issuable; (c) securities issued as consideration in bona fide acquisitions, joint ventures, licensing, equipment leasing or commercial credit transactions, in each case, approved by the Board and not primarily for capital raising purposes; (d) securities issued pursuant to strategic partnerships or commercial arrangements approved by the Board and not primarily for capital raising purposes; and (e) securities issued to the Buyer pursuant to this Certificate or the Investment Agreement, including any Make-Whole Amount.

For the avoidance of doubt, (x) the price-based adjustment in this Section 8(f)(viii) shall apply to Dilutive Issuances generally, and (y) the special full-ratchet adjustment applicable solely in connection with an Alternate Transaction following an IPO Failure, as set forth in the initial paragraph of Section 8(f), shall continue to apply in accordance with its terms.

(ix) Other Issuances. Except as stated in this Section 8(f), the Corporation shall not be required to adjust the Conversion Price for the issuances of shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock or rights to purchase shares of Common Stock or such convertible or exchangeable securities.

(x) Adjustment at the Discretion of the Board. The Corporation shall be permitted to decrease the Conversion Price by any amount for a period of at least twenty (20) Business Days if the Board determines in good faith that such decrease would be in the best interest of the Corporation. In addition, to the extent permitted by applicable Law and subject to the applicable rules of any exchange on which any of the Corporation’s securities are then listed, the Corporation also may (but is not required to) decrease the Conversion Price to avoid or diminish income tax to holders of Common Stock or rights to purchase shares of Common Stock in connection with a dividend or distribution of shares (or rights to acquire shares) or similar event. Whenever the Conversion Price is decreased pursuant to either of the preceding two sentences, the Corporation shall deliver to the holders of the Series A Preferred Stock a notice of the decrease at least fifteen (15) days prior to the date the decreased Conversion Price takes effect, and such notice shall state the decreased Conversion Price and the period during which it will be in effect.

(xi) Rounding; Par Value; De-minimis Adjustments. All calculations under this Section 8(f) shall be made to the nearest 1/10,000th of a cent or to the nearest 1/10,000th of a share, as the case may be. No adjustment in the Conversion Price shall reduce the Conversion Price below the then par value of the Common Stock. If an adjustment to the Conversion Price otherwise required by this Section 8(f) would result in a change of less than 1% to the Conversion Price, then, notwithstanding anything to the contrary in this Section 8(f), the Corporation may, at its election, defer and carry forward such adjustment, except that all such deferred adjustments must be given effect (i) when all such deferred adjustments would result in an aggregate change to the Conversion Price of at least 1%, (ii) on the Conversion Date of any share of Series A Preferred Stock, (iii) on the effective date of any Reorganization Event and (iv) in connection with Dividends paid on the Common Stock pursuant to Section 4(d) hereof.

(xii) Treatment of Pre-Record Date Adjustments. Notwithstanding this Section 8(f) or any other provision of this Certificate of Designations, if a Conversion Price adjustment becomes effective on any Ex-Dividend Date, and a holder that has converted its Series A Preferred Stock on or after such Ex-Dividend Date and on or prior to the related record date would be treated as the record holder of the shares of Common Stock as of the related Conversion Date based on an adjusted Conversion Price for such Ex-Dividend Date, then, notwithstanding the Conversion Price adjustment provisions in this Section 8(f), the Conversion Price adjustment relating to such Ex-Dividend Date shall not be made for such converting holder. Instead, such holder shall be treated as if such holder were the record owner of the shares of Common Stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

(xiii) Notwithstanding anything to the contrary in this Section 8, the Conversion Price shall not be adjusted:

(A) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any employee, director or consultant benefit plan or program of the Corporation, or any other obligation of the Corporation to issue warrants, in each case in effect on the Original Issue Date;

(B) upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (i) of this subsection and outstanding as of Original Issue Date;

(C) solely for a change in the par value of the Common Stock; or

(D) for accrued and unpaid Dividends, if any.

(xiv) Certificate as to Adjustment.

(A) As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than thirty (30) days thereafter, the Corporation shall furnish to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(B)   As promptly as reasonably practicable following the receipt by the Corporation of a written request by any holder of Series A Preferred Stock, but in any event not later than thirty (30) days thereafter, the Corporation shall furnish to such holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities or assets then issuable to such holder upon conversion of the Shares of Series A Preferred Stock held by such holder.

(xv) Notices. In the event:

(A) that the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(B) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another Person, or sale of all or substantially all of the Corporation’s assets to another Person; or

(C) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation; or

(D) any Alternate Transaction following an IPO Failure,

then, and in each such case, unless the Corporation has previously publicly announced such information (including through filing or furnishing such information with the SEC), the Corporation shall send or cause to be sent to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) at least ten (10) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Conversion Shares.

9. Corporation Optional Conversion.

(a) Right; Triggers; Company Conversion Price. Subject to the provisions of this Section 9 (including Section 9(c) and the last sentence of Section 9(a)) and Section 11, the Corporation shall have the right at any time on or after the second anniversary of the Original Issue Date, by written election as provided in Section 9(b), to convert, in whole or in part, the then-outstanding Shares of Series A Preferred Stock (a “Corporation Optional Conversion”) into shares of Common Stock at a per-Share conversion price equal to the “Company Conversion Price” then in effect, where: (i) On or after the second anniversary of the Original Issue Date, if the VWAP Condition is satisfied, the Company Conversion Price per Share equals the sum of (x) the Conversion Price then in effect plus (y) the Present Value Dividend Amount; or (ii) at any time on or after the fifth (5th) anniversary of the Original Issue Date, the Company Conversion Price per Share equals the Conversion Price then in effect. For the avoidance of doubt, the number of shares of Common Stock issuable upon any Corporation Optional Conversion shall be determined by dividing (A) the Liquidation Preference of each Share being converted as of the Company Conversion Date by (B) the applicable Company Conversion Price.

(b) Company Conversion Notice; Company Conversion Date. To effect a Corporation Optional Conversion, the Corporation shall deliver to each holder of record of Shares a written notice (a “Company Conversion Notice”) specifying (i) that the Corporation is exercising its right to convert all or a specified portion (pro rata across all holders) of the outstanding Shares; (ii) the number of Shares to be converted; (iii) the Company Conversion Price and the underlying calculations therefor (including the determination of the Present Value Dividend Amount and the Applicable Treasury Rate, if applicable); and (iv) the date on which such conversion will be effective, which date shall be not less than ten (10) Trading Days and not more than twenty (20) Trading Days after the date of such Company Conversion Notice (the “Company Conversion Date”). The Corporation may withdraw any Company Conversion Notice at any time prior to the Company Conversion Date if the conditions to such conversion are not satisfied (including failure of the VWAP Condition), by a subsequent written notice to holders.

(c) Procedures; Effect of Conversion. Promptly after the Company Conversion Date, the mechanics in Section 8(b) shall apply mutatis mutandis to a Corporation Optional Conversion (including surrender mechanics for certificated Shares, if any, delivery of Conversion Shares in book-entry form and payment of cash in lieu of fractional shares pursuant to Section 8(b)). Upon the Company Conversion Date, the Shares subject to such Corporation Optional Conversion shall be deemed no longer outstanding and all rights with respect thereto shall cease as provided in Section 9(d), other than the right to receive the Conversion Shares and cash in lieu of fractional shares.

(d) Conditions; Limitations.

(i) Authorized Share Cap. Notwithstanding anything to the contrary herein, no Corporation Optional Conversion shall be effected to the extent the number of shares of Common Stock issuable upon such conversion would exceed the number of shares of Common Stock authorized and available for issuance under the Certificate of Incorporation at such time (it being understood that this limitation shall be applied on a pro rata basis among all Shares to be converted). The provisions of Section 8(b) regarding Charter Amendments shall apply mutatis mutandis to any Corporation Optional Conversion.

(ii) HSR; Other Laws. No Corporation Optional Conversion shall be effected to the extent prohibited by applicable Law, including the HSR Act to the extent applicable to any conversion by a holder or its affiliates; provided that the Corporation may effect a partial Corporation Optional Conversion to the extent permitted by Law.

(iii) Par Value; Listing; Compliance. The Corporation shall not effect a Corporation Optional Conversion if, after giving effect to such conversion, the Conversion Shares would be issued below par value, would violate applicable listing rules or would otherwise be impermissible under applicable Law.

(e) Relationship to Dividends. For the avoidance of doubt, (i) no Dividend shall accrue or be payable on any Share subject to a Corporation Optional Conversion with respect to any Dividend Period (or portion thereof) commencing after the Company Conversion Date, and (ii) Section 4(e) shall apply mutatis mutandis to record-date mechanics.

(f) No Waiver of Other Rights. Except as expressly set forth herein, nothing in this Section 9 limits any holder’s conversion rights under Section 8 or any redemption rights under Section 7.

10. Board Observer Rights; Information Rights.

(a) For so long as the Investor holds Series A Preferred Stock or, if earlier, until the Company has satisfied the Base Capacity Condition, the Investor shall have the right to appoint one (1) person (the “Board Observer”) to attend all meetings of the Board and any committee thereof in a non-voting capacity. The Corporation shall give the Board Observer copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as it provides them to its directors as well as any information provided to any members of any committees of the Board; provided, however, that the Corporation reserves the right to withhold any information and to exclude the Board Observer from any meeting or portion thereof if access to such information or attendance at such meeting would adversely affect the attorney-client privilege between the Corporation and its counsel or result in disclosure of trade secrets to the Board Observer. Upon the date the Investor ceases to have rights under this Section 10(a), the Board Observer shall resign and cease to have any rights hereunder. The Investor may replace the Board Observer from time to time by providing written notice to the Corporation.

(b) For so long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall furnish to each holder of Series A Preferred Stock: (i) as soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Corporation, unaudited consolidated balance sheets and statements of income and cash flows of the Corporation and its Subsidiaries as of the end of such fiscal quarter, and for the portion of the fiscal year then ended, in each case prepared in accordance with GAAP; (ii) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Corporation, audited consolidated balance sheets and statements of income and cash flows of the Corporation and its Subsidiaries as of the end of such fiscal year, and for such fiscal year, in each case prepared in accordance with GAAP; and (iii) if the Corporation is not then subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, such information as would be required to be filed with the SEC if the Corporation were subject to such requirements.

11. Consent Rights. Until the Accumulated Stated Value of the Series A Preferred Stock is less than $1,000,000, the Corporation shall not take, and shall cause its Subsidiaries not to take, any of the actions set forth below (including by means of merger, consolidation, reorganization, recapitalization, amendment to the Certificate of Incorporation or other organizational documents or otherwise) without the prior affirmative vote or written consent of holders, voting exclusively as a single class, representing at least a majority of the outstanding shares of Series A Preferred Stock:

(i) authorize, create or issue additional preferred stock, whether ranking senior, pari passu or junior to the Series A Preferred Stock, or authorize, create or issue any other Equity Securities ranking senior to the Series A Preferred Stock;

(ii) reclassify Common Stock into preferred stock, whether ranking senior, pari passu or junior to the Series A Preferred Stock, or reclassify any other Equity Securities into Equity Securities ranking senior or pari passu to the Series A Preferred Stock other than, following the consummation of the Uplist, the Redeemable Preferred Equity;

(iii) amend, alter, repeal or otherwise modify any provision the Certificate of Incorporation (including this Certificate of Designations) or any Bylaws, stockholders’ agreements or other organizational documents of the Corporation, or any Subsidiary’s organizational documents, in each case in any manner that would adversely affect the powers, preferences, rights or privileges of any holder of Series A Preferred Stock;

(iv) declare or pay any dividend or distribution, or purchase or redeem any Equity Securities of the Corporation (other than the redemption of Series A Preferred Stock in accordance with the terms of this Certificate of Designations), other than (i) the repurchase of any equity-based awards issued to employees (or prospective employees who have accepted an offer of employment) of the Corporation or any of its Subsidiaries, pursuant to plans that existed as of the Original Issue Date or (ii) the cashless exercise of warrants to purchase Common Stock outstanding as of the Original Issue Date or any warrants permitted by Section 11(vi);

(v) enter into any material transaction with an Affiliate of the Corporation or any officer, director, manager, employee, or holder of more than 10% of the Equity Securities of the Corporation (excepting employment agreements entered into in the ordinary course of business);

(vi) issue Common Stock or other Equity Securities of the Corporation or its Subsidiaries, other than (i) the Corporation’s issuance or grant of shares of Common Stock or options to purchase shares Common Stock, or other equity-based securities, to employees (or prospective employees who have accepted an offer of employment) of the Corporation or any of its Subsidiaries, pursuant to plans in existence as of the Original Issue Date or (ii) the Corporation’s issuance of warrants, or other securities upon the exercise, exchange or conversion of any securities that are in each case exercisable or exchangeable for, or convertible into, shares of Common Stock and which securities or the obligations to issue such warrants were outstanding as of the Original Issue Date, provided, that such issuance, exercise, exchange or conversion is effected pursuant to the terms of such obligation or securities, as applicable, in each case as in effect on the Original Issue Date;

(vii) enter into any agreement that restricts the payment of any Dividend on, or the redemption or repurchase of, the Series A Preferred Stock;

(viii) create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except for Permitted Indebtedness;

(ix) consummate any Alternate Transaction following an IPO Failure unless (A) the Make-Whole Amount is paid in full in cash (or, if elected by the holders of a majority of the outstanding Series A Preferred Stock, other property of equivalent value) to the holders of the Series A Preferred Stock at or prior to the closing of such Alternate Transaction and (B) the adjustment in Section 8(f) has been effected immediately prior to such closing;

(x) amend, alter, repeal or otherwise modify any rights, preferences or privileges of the Series A Preferred Stock; or

(xi) agree to do any of the actions prohibited by this Section 11.

12. Reissuance of Series A Preferred Stock. Shares of Series A Preferred Stock that have been issued and reacquired by the Corporation in any manner, including shares purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized but unissued shares of Preferred Stock of the Corporation undesignated as to series and may be designated or re-designated and issued or reissued, as the case may be, as part of any series of preferred stock of the Corporation, provided, that any issuance of such shares as Series A Preferred Stock must be in compliance with the terms hereof.

13. Transfers. Subject to this Section 13 and the applicable provisions of the Investment Agreement, Shares of Series A Preferred Stock may be transferred or exchanged from time to time by the holder and the Corporation will cause each such transfer or exchange to be recorded in the Corporation’s share ledger.

14. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such holder’s address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 14); provided that in addition to the foregoing methods and requirements for providing notices, requests, consents, claims, demands, waivers and other communications hereunder, a copy of any such notice, request, consent, claim, demand, waiver or other communication hereunder addressed to any stockholder must also be sent to Investor by email at the email address on file for Investor.

15. Amendments and Waiver. No provision of this Certificate of Designations may be amended, modified or waived, whether by merger, consolidation or otherwise, except by an instrument in writing executed by the Corporation and holders of a majority of outstanding Shares of Series A Preferred Stock, and any such written amendment, modification or waiver will be binding upon the Corporation and each holder of Series A Preferred Stock; provided, that any amendment, whether by merger, consolidation or otherwise, to (i) decrease the Stated Value or Accumulated Stated Value, Redemption Price or Dividend Rate of any Share of Series A Preferred Stock or otherwise amend or modify in any manner adverse to a holder of Series A Preferred Stock the Corporation’s obligations to pay, or the circumstances under which the Corporation is obligated to offer or pay the Redemption Price, (ii) adversely affect the right of a holder of Series A Preferred Stock to convert Series A Preferred Stock into Common Stock or otherwise modify the provisions with respect to conversion in a manner adverse to a holder of Series A Preferred Stock, or increase the Conversion Price (or any amendment, modification or waiver, whether by merger or otherwise, which would in its application increase the Conversion Price) (subject to such modifications as are required under this Certificate of Designations) or (iii) otherwise amend any other terms of the Series A Preferred Stock in a manner that would have a disproportionate adverse effect on any holder of the Series A Preferred Stock as compared to other holders of the Series A Preferred Stock, requires the consent of holders of each Share of Series A Preferred Stock adversely affected thereby. The holders of Series A Preferred Stock shall have all remedies available at law or in equity for a breach of this Certificate of Designations, including the right to specific performance. Any action by the Corporation or any Subsidiary without the consent of holders of Shares of Series A Preferred Stock required by this Certificate of Designations (including Section 11 or this Section 15) is expressly ultra vires and shall be void ab initio and any action or attempted action, any contracts, amendments or other documentation thereof or related thereto are expressly null and void.

16. Withholding. The Corporation and its paying agent shall be entitled to withhold Taxes on all payments on the Series A Preferred Stock or Common Stock or other securities issued upon conversion of the Series A Preferred Stock in each case to the extent required by applicable Law; provided, that to the extent that the holders of Series A Preferred Stock have previously delivered an appropriate IRS Form W-8 or W-9 to the Corporation establishing an exemption for U.S. federal withholding (including backup withholding), the Corporation shall not be permitted to withhold unless the Corporation has used commercially reasonable efforts to provide such a holder advance written notice of its intent to withhold at least five (5) days prior to the payment of the amount subject to withholding, and has given such a holder a reasonable opportunity to provide any form or certificate available to reduce or eliminate such withholding. The Corporation agrees to reasonably cooperate with such holder to obtain any available reduction of or relief from such withholding. Within a reasonable amount of time after making such withholding payment, the Corporation shall furnish the applicable holder with copies of any tax certificate, receipt or other documentation reasonably acceptable to the holder evidencing such payment.

17. Tax Matters.

(a) Absent a change in Tax law (a “Change in Tax Law”), or a contrary determination (as defined in Section 1313(a)(1) of the Code), the holders of Series A Preferred Stock and the Corporation agree (i) to treat the Series A Preferred Stock as “common stock” and not “preferred stock” for purposes of Section 305 of the Code and Treasury Regulations Section 1.305-5, and (ii) not to treat any dividend paid on the Corporation’s Common Stock in which the Series A Preferred Stock participates as giving rise to a “disproportionate distribution” within the meaning of Section 305(b)(2) of the Code. Absent a Change in Tax Law, or a contrary determination (as defined in Section 1313(a)(1) of the Code), the Corporation shall treat any adjustment to the Conversion Price pursuant to Section 8(f) as being made pursuant to a “bona fide, reasonable, adjustment formula” within the meaning of Treasury Regulations Section 1.305-7(b) for U.S. federal and applicable state and local income Tax and withholding purposes, and shall not take any position inconsistent with such treatment.

(b) The Corporation will reasonably cooperate with the applicable holder of Series A Preferred Stock to structure any repurchase or redemption of any Share of Series A Preferred Stock held by such holder in a manner intended to be treated as a payment in exchange for stock pursuant to Section 302(a) of the Code; provided, that the Corporation will not report any repurchase or redemption of any Share of Series A Preferred Stock as other than a payment in exchange for stock pursuant to Section 302(a) of the Code without first consulting with the applicable holder.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be executed this 23th day of January, 2026.

CORPORATION:

INTEGRATED RAIL & RESOURCES INC.

By:
	Name:	Brian M. Feldott
	Title:	Chief Executive Officer

Exhibit B

Operating Budget

[Omitted]

B-1

Exhibit C

Registration Rights Agreement

[See attached.]

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of January 23, 2026 (the “Effective Date”), is entered into by and between Integrated Rail & Resources Inc., a Delaware corporation (the “Corporation”), and Creto IRRX PIPE Investment, LLC, a Delaware limited liability company (“Creto” and, together with all other Persons (as defined herein) who become parties to this Agreement as “Stockholders” in accordance with the terms of this Agreement, the “Stockholders”).

WHEREAS, the Stockholders and the Corporation desire to address herein certain registration rights with respect to the Registrable Securities (as defined herein).

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Article I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

“Affiliate” of any Person means any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Block Trade” means an Underwritten Offering not involving any “road show” or other substantial marketing efforts by the underwriters over a period of at least 48 hours, which is commonly known as a “block trade.”

“Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

“Common Shares” means the shares of Class A common stock, $0.0001 par value per share, of the Corporation issuable upon conversion of the Series A Preferred Stock and any equity securities issued or issuable in exchange for or with respect to such Common Shares (i) by way of a dividend, split or combination of shares or (ii) in connection with a reclassification, recapitalization, merger, consolidation, exchange or other reorganization.

“Corporation” has the meaning set forth in the preamble to this Agreement.

“Corporation Takedown Notice” has the meaning set forth in Section 2.3(a).

“Demand” has the meaning set forth in Section 2.1(a).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary prospectus, (ii) each Free Writing Prospectus and (iii) all other information conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale) as determined in accordance with Rule 159 promulgated under the Securities Act.

“Effective Date” has the meaning set forth in the preamble to this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder. A reference to an “Exchange Act Rule” means such rule or regulation of the SEC under the Exchange Act, as in effect from time to time or as replaced by a successor rule thereto.

“FINRA” has the meaning set forth in Section 4.3.

“Form S-3” has the meaning set forth in Section 2.2.

“Free Writing Prospectus” has the meaning set forth in Section 4.3(a)(iii).

“Governmental Entity” means any federal, state, county, city, local or foreign governmental, administrative or regulatory authority, commission, committee, agency or body (including any court, tribunal or arbitral body), or any self-regulatory authority or stock exchange.

“Losses” has the meaning set forth in Section 5.1.

“Marketed Underwritten Offering” means an Underwritten Offering that involves substantial marketing effort by the underwriters or the Corporation over a period of at least forty-eight (48) hours.

“National Securities Exchange” means an exchange registered with the SEC under Section 6(a) of the Exchange Act or any successor to such provision.

“Opt-Out” has the meaning set forth in Section 4.7.

“Opting-Out Stockholder” has the meaning set forth in Section 4.7.

“Other Piggyback Sellers” has the meaning set forth in Section 3.1.

“Other Proposed Sellers” has the meaning set forth in Section 3.1.

“Person” shall be construed broadly and includes any individual, corporation, firm, partnership, limited liability company, joint venture, estate, business, association, trust, Governmental Entity or other entity.

“Piggyback Notice” has the meaning set forth in Section 3.1.

“Piggyback Registration” has the meaning set forth in Section 3.1.

“Piggyback Seller” has the meaning set forth in Section 3.1.

“Proceeding” has the meaning set forth in Section 6.8.

“Records” has the meaning set forth in Section 4.3(a)(viii).

“Registrable Amount” means a number of Registrable Securities representing at least $1 million of aggregate anticipated gross proceeds (such value shall be determined based on the value of such Registrable Securities on the date immediately preceding the date upon which the Demand or Shelf Notice, as applicable, has been received by the Corporation).

“Registrable Securities” means any (a) Common Shares, (b) any Common Shares that any Stockholder may acquire upon the exercise of any option, warrant or right or the conversion or exchange of any convertible or exchangeable security, including the Series A Preferred Stock, and (c) the Series A Preferred Stock itself, in each case currently held by any Stockholder or hereafter acquired by any Stockholder who (or whose Affiliates) at the time of such acquisition holds other Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) such securities have been sold or otherwise transferred by the holder thereof pursuant to an effective registration statement or (ii) such securities are sold in accordance with Rule 144 (or any successor provision) promulgated under the Securities Act.

“Registration Expenses” has the meaning set forth in Section 4.4.

“Requested Information” has the meaning set forth in Section 4.5(a).

“Requesting Stockholder” has the meaning set forth in Section 2.1(a).

“SEC” means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder. A reference to a “Securities Act Rule” means such rule or regulation of the SEC under the Securities Act, as in effect from time to time or as replaced by a successor rule thereto.

“Selected Courts” has the meaning set forth in Section 6.8.

“Selling Stockholders” means the Persons named as selling stockholders in any registration statement under Article II hereof and who is the beneficial owner of Registrable Securities being offered thereunder.

“Series A Preferred Stock” means the Series A Convertible Preferred Stock of the Corporation.

“Shelf Notice” has the meaning set forth in Section 2.2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2.2(a).

“Shelf Takedown” has the meaning set forth in Section 2.3(a).

“Stockholder” has the meaning set forth in the preamble to this Agreement.

“Subsidiary” or “Subsidiaries” means, with respect to any Person, as of any date of determination, any other Person as to which such Person owns, directly or indirectly, or otherwise controls, more than 50% of the voting shares or other similar interests or the sole general partner interest or managing member or similar interest of such Person. For purposes of this definition, the term “controlled” means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of securities, by contract or otherwise.

“Suspension Period” has the meaning set forth in Section 2.5.

“Takedown Notice” has the meaning set forth in Section 2.3(a).

“Transfer” means any direct or indirect sale, transfer, assignment, offer, pledge, charge, mortgage, exchange, conversion, hypothecation, grant of participation interest in, grant of a security interest or other direct or indirect disposition or encumbrance of legal title to or any beneficial interest (in each case, whether with or without consideration, whether voluntarily or involuntarily or by operation of law). Terms such as “Transferrable”, “Transferred” and “Transferee” shall each have a correlative meaning with the term “Transfer”.

“Underwritten Offering” means a sale of securities of the Corporation to an underwriter or underwriters for reoffering to the public.

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

Section 1.2 Interpretation. In this Agreement, unless the context otherwise requires,

(a) words importing the singular include the plural and vice versa;

(b) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms;

(c) a reference to a clause, party, annex, exhibit or schedule is a reference to a clause of, and a party, annex, exhibit and schedule to this Agreement, and a reference to this Agreement includes any annex, exhibit and schedule hereto;

(d) a reference to a statute, regulations, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, whether passed by the same or another Governmental Entity with legal power to do so, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under the statute;

(e) a reference to a document includes all amendments or supplements to, or replacements or novations of that document;

(f) a reference to any party to a document includes that party’s successors, permitted transferees and permitted assigns;

(g) a reference to any Person includes that Person’s successors, permitted transferees and permitted assigns;

(h) the use of the term “including” means “including, without limitation”;

(i) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole, including the annexes, schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement, unless specified otherwise;

(j) the title of and the section and paragraph headings used in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions in this Agreement;

(k) where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates;

(l) the language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party; and

(m) unless expressly provided otherwise, the measure of a period of one (1) month or year for purposes of this Agreement shall be that date of the following month or year corresponding to the starting date, provided that if no corresponding date exists, the measure shall be that date of the following month or year corresponding to the next day following the starting date (for example, one (1) month following February 18 is March 18, and one (1) month following March 31 is May 1 (or in the case of January 29, 30 or 31, the following month shall be March 1)).

Article II

DEMAND AND SHELF REGISTRATION RIGHTS

Section 2.1 Right to Demand Registration.

(a) At any time, one or more Stockholders (each, a “Requesting Stockholder”) shall be entitled to make a written request of the Corporation (a “Demand”) for registration under the Securities Act of an amount of Registrable Securities that, in the aggregate taking into account all of the Requesting Stockholders, equals or is greater than the Registrable Amount (based on the number of Registrable Securities outstanding on the date such Demand is made) (a “Demand Registration”) and thereupon the Corporation will, subject to the terms of this Agreement, use its commercially reasonable efforts to effect the registration, in each case as promptly as practicable under the Securities Act, of:

(i) the Registrable Securities which the Corporation has been so requested to register by the Requesting Stockholders for disposition in accordance with the intended method of disposition stated in such Demand;

(ii) all other Registrable Securities which the Corporation has been requested to register pursuant to Section 2.1(b); and

(iii) all equity securities of the Corporation which the Corporation may elect to register in connection with any offering of Registrable Securities pursuant to this Section 2.1, but subject to Section 2.4(c);

all to the extent necessary to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities and the additional Common Shares, if any, to be so registered. For the avoidance of doubt, in exercising their rights under this Section 2.1, the Requesting Stockholders may specify any lawful plan or method of distribution.

(b) Each Demand shall specify: (i) the aggregate number of Registrable Securities requested to be registered in such Demand Registration (which may include a range or be specified in an aggregate dollar amount rather than an aggregate number of shares), (ii) the intended method of disposition in connection with such Demand Registration, to the extent then known, and (iii) the identity of the Requesting Stockholder (or Requesting Stockholders). Within one (1) Business Day after receipt of a Demand, the Corporation shall give written notice of such Demand to all other Stockholders. Subject to Section 2.4(c), the Corporation shall include in the Demand Registration covered by such Demand all Registrable Securities with respect to which the Corporation has received a written request for inclusion therein within five (5) Business Days after the Corporation’s notice required by this Section 2.1(b) has been given. Such written request shall comply with the requirements of a Demand as set forth in this Section 2.1(b). The Requesting Stockholder(s) and any Stockholder requesting inclusion in any Demand Registration pursuant to this Section 2.1(b) may change the number of their Registrable Securities proposed to be offered pursuant to such Demand Registration at any time prior to the pricing of such offering (in the case of an Underwritten Offering) or effectiveness of the registration statement (in the case of any other offering) so long as such change would not materially adversely affect the timing or success of the offering and such revised number of Registrable Securities in the aggregate, taking into account the Requesting Stockholder(s) and any Stockholder requesting inclusion in the Demand Registration pursuant to this Section 2.1(b), continues to equal or exceed the Registrable Amount.

(c) Demand Registrations shall be on (i) Form S-1 or any similar long-form registration, (ii) Form S-3 or any similar short form registration, if such short form registration is then available to the Corporation, or (iii) Form S-3ASR if the Corporation is, at the time a Demand is made, a Well-Known Seasoned Issuer, in each case, reasonably acceptable to the Requesting Stockholders holding a majority of the Registrable Securities included in the applicable Demand Registration.

(d) The Corporation shall not be obligated to (i) maintain the effectiveness of a registration statement under the Securities Act, filed pursuant to a Demand Registration, for a period longer than as is required pursuant to Section 4.3(a)(ii) or (ii) effect any Demand Registration (A) within six (6) months of the effective date of a registration statement with respect to a “firm commitment” of a Marketed Underwritten Offering in which all Stockholders were given “piggyback” rights pursuant to Section 3.1 (subject to Section 3.2) and at least 50% of the number of Registrable Securities requested by such Piggyback Sellers to be included in such Piggyback Registration were included, (B) within one hundred eighty (180) days of the effective date of a registration statement with respect to any other Demand Registration or (C) as provided in Section 2.5.

(e) With respect to any registrations contemplated by clause (i) of Section 2.1(c), each Stockholder shall be entitled to a total of two (2) Demand Registrations, and with respect to all other registrations, each Stockholder shall be entitled to an unlimited number of Demand Registrations; provided, that in each case a Demand Registration may not be requested within one hundred eighty (180) days of the effective date of a prior Demand Registration.

Section 2.2 Shelf Registration.

(a) Subject to the availability to the Corporation of a registration statement on Form S-3 or on any other form which permits forward incorporation of substantial information by reference to other documents filed with the SEC (“Form S-3”), any of the Stockholders may by written notice delivered to the Corporation (the “Shelf Notice”) require the Corporation to prepare and file as soon as practicable (but no later than sixty (60) days after the date the Shelf Notice is delivered), and to use its commercially reasonable efforts to cause to be declared effective by the SEC within ninety (90) days after such filing date, a Form S-3 providing for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act relating to the offer and sale, from time to time, of a number of Registrable Securities that is equal to or greater than the Registrable Amount (the “Shelf Registration Statement”), which shall be on an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) if at the time the Corporation is a Well-Known Seasoned Issuer. At the time the Shelf Registration Statement is declared effective, each Stockholder shall be named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Stockholder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law and the plan and method of distribution set forth in a Takedown Notice, which shall be set forth in the prospectus included in such Form S-3.

(b) Subject to Section 2.5, the Corporation will use its commercially reasonable efforts to keep a Shelf Registration Statement current and continuously in effect with respect to resales of all Registrable Securities following the required filing thereof, and shall file such supplements or amendments to such Shelf Registration Statement as may be necessary or appropriate in order to keep such Shelf Registration Statement continuously effective and useable for the resale of Registrable Securities under the Securities Act, in each case until the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Shelf Registration Statement, or otherwise.

Section 2.3 Shelf Takedowns.

(a) Any Stockholder of Registrable Securities included on a Shelf Registration Statement shall have the right to require that the Corporation cooperate in a shelf takedown (“Shelf Takedown”) at any time, including an Underwritten Offering, by delivering a written request thereof to the Corporation specifying the number of shares of Registrable Securities (which may include a range or be specified in an aggregate dollar amount rather than an aggregate number of shares) such Stockholder wishes to include in the Shelf Takedown and the intended method of disposition, to the extent then known (each, a “Takedown Notice”). For the avoidance of doubt, any Stockholder may specify any lawful plan or method of distribution in its Takedown Notice, and the Corporation shall include such plan or method of distribution in the applicable prospectus or prospectus supplement, subject to applicable law. The Corporation shall (i) within one (1) Business Day of the receipt of a Takedown Notice for an Underwritten Offering, give written notice of such Takedown Notice to all Stockholders of Registrable Securities included on such Shelf Registration Statement (“Corporation Takedown Notice”), and (ii) take all actions reasonably requested by such Stockholder, including the filing of a supplement or amendment to the Shelf Registration Statement or related prospectus and any actions described in Article IV or as may otherwise be necessary in order to enable such Registrable Securities to be distributed pursuant to such Shelf Takedown, in accordance with the intended method of distribution set forth in the Takedown Notice, as soon as reasonably practicable. If the Shelf Takedown is an Underwritten Offering, the Corporation shall use its commercially reasonable efforts to include in such Underwritten Offering all Registrable Securities that that the Stockholders request to be included within two (2) Business Days following their receipt of the Corporation Takedown Notice. If the Shelf Takedown is an Underwritten Offering, the Registrable Securities requested to be included in such Shelf Takedown must be either (i) taking into account all of the Stockholders electing to participate, equal to or greater than the Registrable Amount or (ii) represent all of the remaining Registrable Securities owned by the requesting Stockholder and its Affiliates. Notwithstanding anything else to the contrary in this Agreement, the requirement to deliver a Corporation Takedown Notice and the piggyback rights described in this Section 2.3 shall not apply to an Underwritten Offering that constitutes a Block Trade. A Stockholder may change the number of Registrable Securities proposed to be offered in any such Underwritten Offering at any time prior to the pricing of such offering so long as such change would not materially adversely affect the timing or success of such Underwritten Offering and such revised number of Registrable Securities in the aggregate, taking into account all of the Stockholders electing to participate, continues to equal or exceed the Registrable Amount.

(b) In no event shall the Corporation be required to effect, pursuant to this Section 2.3, during any 90-day period, more than (A) one Block Trade or (B) more than one Underwritten Offering that is not a Block Trade pursuant to a Takedown Notice.

(c) Each Stockholder shall be entitled to an unlimited number of Shelf Takedowns.

Section 2.4 Cutback; Selection of Underwriters.

(a) The Corporation shall not include any securities other than Registrable Securities in a Demand Registration, Shelf Registration or Shelf Takedown, except for (i) Common Shares the Corporation intends to sell for its own account, (ii) any securities held by any stockholders who acquire Common Shares after the date hereof and whom the Corporation gives pari passu rights, or (iii) subject to Section 4.5(b), with the written consent of Stockholders participating in such Demand Registration, Shelf Registration or Shelf Takedown, as applicable, that hold a majority of the Registrable Securities included in such Demand Registration, Shelf Registration or Shelf Takedown. If, in connection with a Demand Registration, Shelf Registration or Shelf Takedown, the lead bookrunning underwriters (or, if such Demand Registration, Shelf Registration or Shelf Takedown is not an Underwritten Offering, a nationally recognized independent investment bank selected by the Corporation and reasonably acceptable to Stockholders holding a majority of the Registrable Securities requested to be included in such Demand Registration, Shelf Registration or Shelf Takedown, as applicable, and whose fees and expenses shall be borne solely by the Corporation) advise the Corporation, in writing, that, in their reasonable opinion, the inclusion of all of the securities, including securities of the Corporation that are not Registrable Securities, sought to be registered in connection with such Demand Registration, Shelf Registration or Shelf Takedown, as applicable, would adversely affect the marketability of the Registrable Securities sought to be sold pursuant thereto, then the Corporation shall include in such Demand Registration, Shelf Registration or Shelf Takedown only such securities as the Corporation is reasonably advised by such underwriters or investment bank can be sold without such adverse effect as follows and in the following order of priority: (i) first, up to the number of Common Shares requested to be included by the Requesting Stockholder or Stockholder who delivers the Shelf Notice or Takedown Notice, as applicable, together with all other Stockholders participating in response to the Corporation Takedown Notice or in response to a Demand Registration, pro rata among such Persons based upon the number of Common Shares requested to be included by them, (ii) second, up to the number of Common Shares requested to be included by any Other Proposed Sellers with a contractual right to include such Common Shares in such registration statement pari passu with any Stockholder, pro rata among such Persons based upon the number of Common Shares deemed to be owned by such Persons; (iii) third, securities the Corporation proposes to sell; and (iv) fourth, all other equity securities of the Corporation duly requested to be included, pro rata on the basis of the amount of such other securities requested to be included by them or such other method determined by the Corporation.

(b) Any time that a Demand Registration, Shelf Registration or Shelf Takedown involves an Underwritten Offering, (i) Stockholders holding a majority of the Registrable Securities requested to be included in the Demand Registration, Shelf Registration or Shelf Takedown, as applicable, shall select the investment banker or investment bankers and managers that will serve as lead and co-managing underwriters with respect to the offering of such Registrable Securities and (ii) the Corporation shall enter into an underwriting agreement that is reasonably acceptable to the Stockholders holding a majority of the Registrable Securities requested to be included in the Demand Registration and the Corporation, with such agreement containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the covenants and agreements of the Corporation contained herein) by an issuer of common stock in underwriting agreements with respect to offerings of common stock for the account of, or on behalf of, such issuers.

(c) In connection with any Underwritten Offering under this Article II, the Corporation shall not be required to include the Registrable Securities of a Stockholder in the Underwritten Offering unless such Stockholder accepts the terms of the underwriting as agreed upon between the Corporation and the underwriters of such Underwritten Offering, in accordance with the terms hereof.

Section 2.5 Suspension. Notwithstanding anything to the contrary contained in this Agreement, the Corporation shall be entitled to suspend the use of the prospectus included in a registration statement for any Demand Registration or any Shelf Registration for a reasonable period of time (a “Suspension Period”) not to exceed sixty (60) days in succession or one-hundred twenty (120) days in the aggregate in any rolling twelve (12) month period if the board of directors of the Corporation shall determine in its reasonable and good faith judgment that (a) it is not feasible for the Stockholder to use the prospectus for the sale of Registrable Securities because of the unavailability of audited or other required financial statements, provided that the Corporation shall use its commercially reasonable efforts to obtain such financial statements as promptly as practicable, or (b) the filing or effectiveness of the prospectus relating to the registration statement would require the disclosure of material, non-public information, the premature disclosure of which would reasonably be determined to be materially detrimental to the Corporation and, in each case of clauses (a) and (b), subject to the delivery to the Stockholders of a certificate signed by the chief executive officer or the chief financial officer of the Corporation certifying as to the determination of the Corporation’s board of directors described above; provided, however, that any Suspension Period shall terminate upon the earliest of (i) the date upon which the Corporation notifies the Stockholders in writing that suspension of such rights for the grounds set forth in this Section 2.5 is no longer necessary, (ii) in the case of clause (a) above, the date upon which the Corporation has filed such reports or obtained and filed the financial information required to be included or incorporated by reference in a registration statement and (iii) in the case of clause (b) above, the date upon which copies of any applicable supplemented prospectus is distributed to Stockholders or at such time as the public disclosure of such information is otherwise made. The Corporation will use commercially reasonable efforts to limit the length of any Suspension Period and shall notify the Stockholders promptly if the suspension for the grounds set forth in this Section 2.5 is no longer necessary. Notice of the commencement of a Suspension Period shall simply specify such commencement and shall not contain any facts or circumstances relating to such commencement or any material non-public information. The Corporation shall respond promptly to reasonable inquiry by a Stockholder as to such facts and circumstances. After the expiration of any Suspension Period and without any further request from a Stockholder, the Corporation shall, if necessary, as promptly as reasonably practicable prepare a post-effective amendment or supplement to the registration statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Corporation shall not register or sell, or permit the registration or sale of, any securities for its own account or that of any other stockholder during any Suspension Period.

Article III

PIGGYBACK REGISTRATION

Section 3.1 Right to Piggyback. Subject to the terms and conditions hereof, whenever the Corporation proposes to register any of its Common Shares under the Securities Act or to consummate an Underwritten Offering with respect to its Common Shares (other than a registration (i) pursuant to Section 2.1, (ii) pursuant to a registration statement on Form S-8 or Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act, (iii) pursuant to any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, (iv) in connection with any dividend reinvestment or similar plan, (v) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction or (vi) in which the only Common Shares being registered are Common Shares issuable upon conversion of debt securities that are also being registered) (a “Piggyback Registration”), whether for its own account or for the account of others, the Corporation shall give each Stockholder, prompt written notice thereof (but not less than ten (10) Business Days prior to the filing by the Corporation with the SEC of any registration statement with respect thereto). Such notice (a “Piggyback Notice”) shall specify, at a minimum, the number of equity securities proposed to be registered or offered, the proposed date of filing of such registration statement with the SEC or pricing of such offering, the proposed means of distribution, the proposed managing underwriter or underwriters (if any and if known) and a reasonable estimate by the Corporation of the proposed minimum offering price of such equity securities. Upon the written request of any Person that on the date of the Piggyback Notice is a Stockholder (a “Piggyback Seller”) (which written request shall specify the number of Registrable Securities then presently intended to be disposed of by such Piggyback Seller) given within ten (10) Business Days after such Piggyback Notice is received by such Piggyback Seller, the Corporation, subject to the terms and conditions of this Agreement, shall use its commercially reasonable efforts to cause all such Registrable Securities held by Piggyback Sellers with respect to which the Corporation has received such written requests for inclusion to be included in such Piggyback Registration on the same terms and conditions as the Corporation’s equity securities being sold in such Piggyback Registration.

Section 3.2 Cutback. If, in connection with a Piggyback Registration, any managing underwriter (or, if such Piggyback Registration is not an Underwritten Offering, a nationally recognized independent investment bank selected by the Corporation and reasonably acceptable to the Stockholders holding a majority of the Registrable Securities included in such Piggyback Registration, and whose fees and expenses shall be borne solely by the Corporation) advises the Corporation in writing that, in its opinion, the inclusion of all the Common Shares sought to be included in such Piggyback Registration by (i) the Corporation, (ii) others who have sought to have Common Shares registered in such Piggyback Registration pursuant to rights to “piggyback” such registration (such Persons being “Other Piggyback Sellers”), (iii) the Piggyback Sellers that request to participate in such registration or offering pursuant to their piggyback registration rights, and (iv) any other proposed sellers of Common Shares (such Persons being “Other Proposed Sellers”), as the case may be, would adversely affect the marketability of the Common Shares sought to be sold pursuant thereto, then the Corporation shall include in the registration statement, or dispose in such offering, applicable to such Piggyback Registration only such Common Shares as the Corporation is so advised by such underwriter can be sold without such an adverse effect, as follows and in the following order of priority:

(a) if the Piggyback Registration relates to an offering for the Corporation’s own account, then (A) first, such number of Common Shares to be sold by the Corporation for its own account, (B) second, Common Shares requested to be included in such Piggyback Registration by any Piggyback Sellers and any Other Piggyback Sellers who have piggyback rights that are pari passu to the Piggyback Sellers, pro rata among such Piggyback Sellers and Other Piggyback Sellers based upon the number of Common Shares sought to be registered or disposed by such holders deemed to be owned by such Persons, and (C) third, other Common Shares proposed to be sold by any Other Proposed Sellers; or

(b) if the Piggyback Registration relates to an offering other than for the Corporation’s own account, then (A) first, any Common Shares proposed to be sold by any Other Proposed Sellers with a contractual right to include such Common Shares in such registration statement prior to any Stockholder, (B) second, Common Shares requested to be included in such Piggyback Registration by any Piggyback Sellers and any Other Piggyback Sellers who have piggyback rights that are pari passu to the Piggyback Sellers, pro rata among such Piggyback Sellers and Other Piggyback Sellers based upon the number of Common Shares sought to be registered or disposed by such holders, and (C) third, the other Common Shares proposed to be sold by any Other Proposed Sellers or to be sold by the Corporation as determined by the Corporation.

Section 3.3 Underwriting Agreement. In connection with any Underwritten Offering under this Article III, the Corporation shall not be required to include the Registrable Securities of a Stockholder in the Underwritten Offering unless such Stockholder accepts the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by the Corporation in accordance with the terms hereof; provided that if any Stockholder who has requested to participate in such Underwritten Offering reasonably and in good faith disapproves of the terms of the related underwriting agreement, such Stockholder shall not be required to enter into such underwriting agreement and shall withdraw from such Underwritten Offering by providing written notice to the Corporation and the underwriter(s) no later than the earlier of (x) the time at which the public offering price and underwriters’ discount are determined with the underwriter(s) and (y) the effective date of the applicable registration statement or Shelf Takedown, as applicable.

Section 3.4 Company Control. If, at any time after giving written notice of its intention to register any of its equity securities as set forth in this Section 3.4 and prior to the time the registration statement filed in connection with such Piggyback Registration is declared effective, the Corporation shall determine, at its election, for any reasonable reason not to register such equity securities, the Corporation may give written notice of such determination to each Stockholder promptly upon such determination (any, in any event, within two (2) calendar days thereof) and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such particular withdrawn or abandoned Piggyback Registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein); provided, that Stockholders may continue the registration as a Demand Registration pursuant to the terms of Section 2.1.

Article IV

REGISTRATION PROCEDURES

Section 4.1 Withdrawal Rights. Any Stockholder having notified or directed the Corporation to include any or all of its Registrable Securities in a registration statement under the Securities Act shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated by it for registration by giving written notice to such effect to the Corporation prior to the effective date of such registration statement. In the event of any such withdrawal, the Corporation shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities for all purposes of this Agreement. No such withdrawal shall affect the obligations of the Corporation with respect to the Registrable Securities not so withdrawn; provided, however, that in the case of a Demand Registration, if such withdrawal shall reduce the number of Registrable Securities sought to be included in such registration below the Registrable Amount, then the Corporation shall as promptly as practicable give each Stockholder seeking to register Registrable Securities notice to such effect and, within ten (10) calendar days following the mailing of such notice, such Stockholders still seeking registration shall, by written notice to the Corporation, elect to register additional Registrable Securities to satisfy the Registrable Amount or elect that such registration statement not be filed or, if theretofore filed, be withdrawn. During such 10-calendar day period, the Corporation shall not file such registration statement if not theretofore filed or, if such registration statement has been theretofore filed, the Corporation shall not seek, and shall use commercially reasonable efforts to prevent, the effectiveness thereof. If a Stockholder withdraws its notification or direction to the Corporation to include Registrable Securities in a registration statement in accordance with this Section 4.1 with respect to a sufficient number of Common Shares so as to reduce the number of Registrable Securities requested to be included in such registration statement below the Registrable Amount, such Stockholder shall be required to promptly reimburse the Corporation for reasonable and documented out of pocket expenses incurred by the Corporation in connection with preparing for the registration of such Registrable Securities.

Section 4.2 Holdback Agreements. In the case of an Underwritten Offering with respect to any Demand Registration or any Piggyback Registration, in each case in which a Stockholder participates, each such Stockholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the date on which the Corporation gives notice to the Stockholders that a preliminary prospectus has been circulated for such Underwritten Offering or the “pricing” of such offering and continuing to the date that is the lesser of (x) ninety (90) days following the date of the final prospectus and (y) such shorter period as agreed by the initiating Selling Stockholder with the managing underwriters. Each person subject to the restrictions of the preceding sentence shall receive the benefit of any shorter “lock-up” period or permitted exceptions agreed to by the managing underwriter or underwriters for any Underwritten Offering and the terms of such lock-up agreements shall govern such Person in lieu of the preceding sentence; provided that in no event shall the Stockholders be obligated to enter into such lock-up that are any more restrictive than such agreements agreed to by the Corporation, its directors and executive officers or the other stockholders of the Corporation participating in such offering; provided, further, that the Corporation, its directors, executive officers or other stockholders shall not be released from any lock-up agreement unless the Stockholders are similarly released; and provided, further, that any lock-up shall contain customary exceptions.

Section 4.3 Registration Procedures.

.

(a) In connection with the registration of any Registrable Securities under the Securities Act pursuant to Article II and Article III, the Corporation shall as expeditiously as reasonably possible:

(i) prepare and file with the SEC a registration statement to effect such registration and thereafter use commercially reasonable efforts to cause such registration statement to become and remain effective pursuant to the terms of this Agreement and cause such registration statement to contain a “Plan of Distribution” that permits the distribution of securities pursuant to all legal means; provided, however, that the Corporation may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; provided, further that no less than five (5) Business Days before filing such registration statement, prospectus or any amendments thereto, the Corporation will furnish to the counsel selected by the Stockholders which are including Registrable Securities in such registration copies of all such documents proposed to be filed, which documents will be subject to the review and comment of such counsel prior to filing, and such review to be conducted with reasonable promptness. Such Plan of Distribution shall include any lawful plan or method of distribution specified by the applicable Selling Stockholders in a Demand, Shelf Notice or Takedown Notice, as applicable;

(ii) prepare and file with the SEC such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an Underwritten Offering, such longer period as in the opinion of counsel for the underwriters for such Underwritten Offering that a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) or (i) in the case of a Demand Registration pursuant to Section 2.1, the expiration of ninety (90) days after such registration statement becomes effective or (ii) in the case of a Piggyback Registration pursuant to Section 2.4, the expiration of ninety (90) days after such registration statement becomes effective or (iii) in the case of a shelf registration pursuant to Section 2.2, the expiration of two (2) years after such registration statement becomes effective;

(iii) furnish to each Selling Stockholder and each underwriter, if any, of the securities being sold by such Selling Stockholder such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Selling Stockholder;

(iv) use commercially reasonable efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any Selling Stockholder and any underwriter of the securities being sold by such Selling Stockholder shall reasonably request, and take any other action which may be reasonably necessary or advisable to enable such Selling Stockholder and underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Stockholder, except that the Corporation shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction where it is not then so subject or (C) file a general consent to service of process in any such jurisdiction where it is not then so subject;

(v) use commercially reasonable efforts to cause such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Corporation are then listed and, if no such securities are so listed, use commercially reasonable efforts to cause such Registrable Securities to be listed on the National Securities Exchange on which the Common Shares are listed;

(vi) use commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other Governmental Entities as may be necessary to enable each Selling Stockholder thereof to consummate the disposition of such Registrable Securities;

(vii) in connection with an Underwritten Offering, obtain for each Selling Stockholder and underwriter:

(A) an opinion of counsel for the Corporation, in customary form and covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Selling Stockholder and underwriters, and

(B) a “comfort” letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a “comfort” letter specified in Statement on Auditing Standards No. 72, an “agreed upon procedures” letter) signed by the independent registered public accountants who have certified the Corporation’s financial statements included in such registration statement and additional comfort letters from the independent registered public accounting firm for any company acquired by the Corporation whose financial statements are included or incorporated by reference in the registration statement) in customary form and covering such matters as are customarily covered by comfort letters as such underwriter and such Selling Stockholders may reasonably request; provided, however, that if the Corporation fails to obtain such legal opinion or comfort letter hereunder and the relevant offering is abandoned, then such offering will not count as a Demand Registration or Shelf Takedown for purposes of determining when future Demand Registrations or Shelf Takedowns may be requested by Stockholders hereunder;

(viii) promptly make available for inspection by any Selling Stockholder, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such Selling Stockholder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility in connection with such registration statement, and cause the Corporation’s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Corporation shall not be required to provide any information under this subparagraph (viii) if (i) the Corporation reasonably believes, based on the opinion of counsel for the Corporation, that to do so would cause the Corporation to forfeit an attorney-client privilege that was applicable to such information (provided that the Corporation will use commercially reasonable efforts to provide any such information with redactions or other customary limitations to the extent feasible to do so in a manner that would avoid the effect set forth in this clause (i)) or (ii) if either (A) the Corporation has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (B) the Corporation reasonably determines that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (i) or (ii) such Selling Stockholder requesting such information agrees, and causes each of its Inspectors, to abide by customary confidentiality obligations on terms reasonably acceptable to the Corporation; and provided, further, that each Selling Stockholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

(ix) promptly notify in writing each Selling Stockholder and the underwriters, if any, of the following events:

(A) the filing of the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement or any Free Writing Prospectus utilized in connection therewith, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

(B) any request by the SEC or any other Governmental Entity for amendments or supplements to the registration statement or the prospectus or for additional information;

(C) the issuance by the SEC or any other Governmental Entity of any stop order suspending the effectiveness of the registration statement or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceedings by any Person for the foregoing purposes; and

(D) the receipt by the Corporation of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

(x) promptly notify each Selling Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare and furnish to such Selling Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(xi) use commercially reasonable efforts to prevent the issuance of and, if issued, obtain the withdrawal of any order suspending the effectiveness of such registration statement or any suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction;

(xii) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to each Selling Stockholder, as soon as reasonably practicable, an earning statement of the Corporation covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first day of the Corporation’s first full quarter after the effective date of such registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xiii) cooperate with the Selling Stockholders, the managing underwriter and any transfer agent to facilitate the timely preparation and delivery of certificates in a form eligible for deposit with The Depository Trust Company (which shall not subject to any stop transfer order with any transfer agent and will not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, including by delivering to the transfer agent a letter of indemnity in lieu of a medallion guarantee, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such Selling Stockholders may request and keep available and make available to the Corporation’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates, or, if requested by a Selling Stockholder or an underwriter, to facilitate the delivery of such securities in book-entry form;

(xiv) have appropriate officers of the Corporation prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, and other information meetings organized by the underwriters, take other actions to obtain ratings for any Registrable Securities (if they are eligible to be rated) and otherwise use its commercially reasonable efforts to cooperate as reasonably requested by the Selling Stockholders and the underwriters in the offering, marketing or selling of the Registrable Securities; provided, that such presentations, meetings, actions and efforts do not cause unreasonable disruption to the management of the Corporation’s business;

(xv) with respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) promulgated under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of the Stockholders holding the Registrable Securities covered by such registration statement, which Free Writing Prospectuses or other materials shall be subject to the prior reasonable review of the Selling Stockholders and their counsel;

(xvi) (A) as expeditiously as possible and within the deadlines specified by the Securities Act, use commercially reasonable efforts to make all required filings of all prospectuses and Free Writing Prospectuses with the SEC and (B) within the deadlines specified by the Exchange Act, use commercially reasonable efforts to make all filings of periodic and current reports and other materials required by the Exchange Act;

(xvii) as expeditiously as possible and within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any registration statement or prospectus used under this Agreement (and any offering covered thereby);

(xviii) as expeditiously as practicable, keep the Selling Stockholders and their counsel advised as to the initiation and progress of any registration hereunder;

(xix) use commercially reasonable efforts to cooperate with each Selling Stockholder and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority (“FINRA”);

(xx) furnish the Selling Stockholders, their counsel and the underwriters, as expeditiously as possible, copies of all correspondence with or from the SEC, the FINRA, any stock exchange or other self-regulatory organization relating to the registration statement or the transactions contemplated thereby and, a reasonable time prior to furnishing or filing any such correspondence to the SEC, the FINRA, stock exchange or self-regulatory organization, furnish drafts of such correspondence to the Selling Stockholders, their counsel, and the underwriters for their reasonable review and comment, such review and comment to be conducted promptly;

(xxi) [reserved]; and

(xxii) to take all other reasonable steps necessary or advisable to effect the registration and disposition of the Registrable Securities contemplated hereby.

(b) The Corporation may require each Selling Stockholder and each underwriter, if any, to furnish the Corporation in writing such information regarding each Selling Stockholder or underwriter and the distribution of such Registrable Securities as the Corporation may from time to time reasonably request and as shall be reasonably required to complete or amend the information required by such registration statement.

(c) Without limiting the terms of Section 2.1(a), in the event that the offering of Registrable Securities is to be made by or through an underwriter, the Corporation, if requested by the underwriter, shall enter into an underwriting agreement with a managing underwriter or underwriters in connection with such offering containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the covenants and agreements of the Corporation contained herein) by an issuer of common stock in underwriting agreements with respect to offerings of common stock for the account of, or on behalf of, such issuers. In the event an Underwritten Offering is not consummated because any condition to the obligations under any related written agreement with such underwriters is not met or waived, and such failure to be met or waived is not attributable to the fault of any Stockholder, such Underwritten Offering will not count for purposes of determining when future Demand Registrations of Shelf Takedowns may be requested by such Stockholder hereunder.

(d) Each Selling Stockholder agrees that upon receipt of any notice from the Corporation of the happening of any event of the kind described in Sections 4.3(a)(ix)(C), 4.3(a)(ix)(D)), or 4.3(a)(x), such Selling Stockholder shall forthwith discontinue (in the case of Section 4.3(a)(ix)(D), only in the relevant jurisdiction set forth in such notice) such Selling Stockholder’s disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until such Selling Stockholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.3(a)(x) and, if so directed by the Corporation, deliver to the Corporation, at the Corporation’s expense, all copies, other than permanent file copies, then in such Selling Stockholder’s possession of the prospectus current at the time of receipt of such notice relating to such Registrable Securities. In the event the Corporation shall give such notice, any applicable ninety (90) day or two (2) year period during which such registration statement must remain effective pursuant to this Agreement shall be extended by the number of days during the period from the date of giving of a notice regarding the happening of an event of the kind described in Section 4.3(a)(ix) or (x) to the date when all such Selling Stockholders shall receive such a supplemented or amended prospectus and such prospectus shall have been filed with the SEC.

Section 4.4 Registration Expenses. All expenses incident to the Corporation’s performance of, or compliance with, its obligations under Article II of this Agreement including, without limitation, all registration and filing fees, all fees and expenses of compliance with securities and “blue sky” laws, all fees and expenses associated with filings required to be made with the FINRA (including, if applicable, reasonable and customary fees and expenses of any “qualified independent underwriter” as such term is defined in Rule 5121 of the FINRA), all fees and expenses of compliance with securities and “blue sky” laws, all printing (including, without limitation, expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Securities) and copying expenses, all messenger and delivery expenses, all fees and expenses of the Corporation’s independent certified public accountants and counsel (including with respect to “comfort” letters and opinions) and reasonable and customary fees and expenses of one firm of counsel for the Selling Stockholders (which counsel shall be chosen by the holders of a majority of the Registrable Securities included in the applicable offering) (collectively, the “Registration Expenses”) shall be borne by the Corporation, regardless of whether a registration is effected. The Corporation will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the expense of any liability insurance) and the expenses and fees for listing the securities to be registered on each securities exchange and included in each established over-the-counter market on which similar securities issued by the Corporation are then listed or traded. Each Selling Stockholder shall pay its portion of all underwriting discounts and commissions and transfer taxes, if any, relating to the sale of such Selling Stockholder’s Registrable Securities pursuant to any registration.

Section 4.5 Request for Information; Certain Rights.

(a) Request for Information. Reasonably before the expected filing date of each registration statement pursuant to this Agreement, the Corporation shall notify each Stockholder who has timely provided the requisite notice hereunder entitling the Stockholder to register Registrable Securities in such registration statement of the information, documents and instruments from such Stockholder that the Corporation or any underwriter reasonably requests in connection with such registration statement, including, but not limited to a questionnaire, custody agreement, power of attorney, lock-up letter and underwriting agreement (the “Requested Information”). Such Stockholder shall promptly return the Requested Information to the Corporation. If the Corporation has not received the Requested Information (or a written assurance from such Stockholder that the Requested Information that cannot practicably be provided prior to filing of the registration statement will be provided in a timely fashion) from such Stockholder within a reasonable period of time (as determined by the Corporation in good faith) prior to the filing of the applicable Registration Statement, the Corporation may file such Registration Statement without including Registrable Securities of such Stockholder. The failure to so include in any registration statement the Registrable Securities of a Stockholder (with regard to that registration statement) shall not in and of itself result in any liability on the part of the Corporation to such Stockholder.

(b) No Grant of Future Registration Rights. Except pursuant to the proviso to Section 6.10, the Corporation shall not grant any shelf, demand, piggyback or incidental registration rights to any other Person having priority or parity with the rights of the holders of Registrable Securities without the prior written consent of Creto.

Section 4.6 Exchange Act Compliance. So long as the Corporation (a) has registered a class of securities under Section 12 or Section 15 of the Exchange Act and (b) files reports under Section 13 of the Exchange Act, the Corporation shall use its reasonable best efforts to take all actions necessary to enable Stockholders to sell, without registration under the Securities Act and within the limitations of Rule 144 (or any successor rule), the Series A Preferred Stock and the Common Shares issuable upon conversion thereof, as well as any other Registrable Securities, including, without limiting the generality of the foregoing, (i) making and keeping public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act, (ii) filing with the SEC in a timely manner all reports and other documents required of the Corporation under the Exchange Act, (iii) at the request of any Stockholder if such Stockholder proposes to sell securities in compliance with Rule 144, forthwith furnishing to such Stockholder, as applicable, a written statement of compliance with the reporting requirements of the SEC as set forth in Rule 144 and making available to such Stockholder such information as will enable the Stockholder to make sales pursuant to Rule 144 and (iv) for securities that will be sold pursuant to Rule 144, reasonably cooperating with the Stockholders to cause the transfer agent to remove any restrictive legend on certificates (or book-entry notations) evidencing such securities, including the Series A Preferred Stock and the Common Shares issuable upon conversion thereof, to the extent permitted by applicable law.

Section 4.7 Participating Stockholder. By written notice delivered to the Corporation, any Stockholder (an “Opting-Out Stockholder”) may elect to waive its right to participate in Underwritten Offerings and to be a Piggyback Seller and participate in a Piggyback Registration (an “Opt-Out”), until such time as the written notice is rescinded in writing. During such time as an Opt-Out is in effect: (a) the Opting-Out Stockholder shall not receive notices of any proposed Demand Registration, Shelf Takedown or Piggyback Registration and (b) shall not be entitled to participate in any such registration or offering.

Section 4.8 Other Rights.

(a) If any Stockholder seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equityholders, the Corporation will, subject to any applicable lock-ups, reasonably cooperate with and assist such Stockholder, such equityholders and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Stockholder (including (i) the delivery of instruction letters by the Corporation or its counsel to the Corporation’s transfer agent, the delivery of customary legal opinions by counsel to the Corporation and the delivery of Registrable Securities without restrictive legends, to the extent no longer applicable, and (ii) if requested by such Stockholders, entering into one or more joinders to this Agreement with the direct or indirect equityholders of such Stockholder that obtain Registrable Securities in such in-kind distributions (including in-kind distributions by such indirect equityholders).

(b) If requested by any Stockholder in connection with any transaction involving any Registrable Securities (including any sale or other transfer of such securities without registration under the Securities Act, any margin loan with respect to such securities and any pledge of such securities), the Corporation agrees to provide such Stockholder with customary and reasonable assistance to facilitate such transaction, including, without limitation, (i) such action as such Stockholder may reasonably request from time to time to enable such Stockholder to sell Registrable Securities without registration under the Securities Act and (ii) entering into an “issuer’s agreement” in connection with any margin loan with respect to such securities in customary form.

Article V

INDEMNIFICATION

Section 5.1 By the Corporation. The Corporation agrees to indemnify, defend and hold harmless, to the fullest extent permitted by law, each Stockholder and each of their respective Affiliates and their respective officers, directors, employees, managers, partners, advisors, agents and representatives and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such Stockholder or such other Person indemnified under this Section 5.1 from and against all losses, claims, damages, liabilities and expenses, whether joint or several (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively, the “Losses”), to which they are or any of them may become subject under the Securities Act, the Exchange Act or other U.S. federal or state statutory law (including any applicable “blue sky” laws), rule or regulation, at common law or otherwise, insofar as such Losses arise out of, are based upon, are caused by or relate to any untrue statement (or alleged untrue statement) of a material fact contained or incorporated in any registration statement, prospectus or preliminary prospectus, offering circular, offering memorandum or Disclosure Package (including a Free Writing Prospectus) or any amendment or supplement thereto or any filing or document incidental to such registration or qualification of the securities as required by this Agreement, or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein not misleading, except that no Person indemnified shall be indemnified hereunder insofar as the same are made in conformity with and in reliance on information furnished in writing to the Corporation by such Person concerning such Person expressly for use therein. Such indemnification obligation shall be in addition to any liability that the Corporation may otherwise have to any such indemnified person. In connection with an Underwritten Offering and without limiting any of the Corporation’s other obligations under this Agreement, the Corporation shall also indemnify such underwriters, their officers, directors, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriters or such other Person indemnified under this Section 5.1 to the same extent as provided above with respect to the indemnification (and exceptions thereto) of Selling Stockholders. Reimbursements payable pursuant to the indemnification contemplated by this Section 5.1 will be made by periodic payments during the course of any investigation or defense, as and when bills are received or expenses incurred.

Section 5.2 By the Selling Stockholders. In connection with any registration statement in which a Stockholder is participating, each such Selling Stockholder will furnish to the Corporation in writing information regarding such Selling Stockholder’s ownership of Registrable Securities and its intended method of distribution thereof and, to the extent permitted by law, shall, severally and not jointly, indemnify the Corporation, its Affiliates and their respective directors, officers, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Corporation or such other Person indemnified under this Section 5.2 against all Losses to which they are or any of them may become subject under the Securities Act, the Exchange Act or other U.S. federal or state statutory law (including any applicable “blue sky” laws), rule or regulation, at common law or otherwise, insofar as such Losses arise out of, are based upon, are caused by or relate to any untrue statement of material fact contained or incorporated in any registration statement, prospectus or preliminary prospectus, offering circular, offering memorandum or Disclosure Package (including a Free Writing Prospectus) or any amendment or supplement thereto or any filing or document incidental to such registration or qualification of the securities as required by this Agreement, or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or omission is made in conformity with and in reliance on information furnished in writing by such Person concerning such Person expressly for use therein; provided, however, that each Selling Stockholder’s obligation to indemnify the Corporation hereunder shall, to the extent more than one Person is subject to the same indemnification obligation, be apportioned between each Person based upon the net amount received by each Person from the sale of such Registrable Securities, as compared to the total net amount received by all of the indemnifying Persons pursuant to such registration statement. Notwithstanding the foregoing, no Person shall be liable to the Corporation and the underwriters for aggregate amounts in excess of the lesser of (i) such apportionment and (ii) the net amount received by such holder (after deducting any discounts and commissions) from the disposition of Registrable Securities in the offering giving rise to such liability.

Section 5.3 Notice. Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been materially prejudiced by such failure to provide such notice on a timely basis.

Section 5.4 Defense of Actions. In any case in which any claim, action or proceeding (including any governmental investigation) is brought against any Person in respect of which indemnification may be sought pursuant to this Article V (an “indemnified party”), and it notifies the Person against whom such indemnity may be sought (an “indemnifying party”) of the commencement thereof (provided that that the failure or delay to give such notice shall not relieve the indemnifying party of its obligations pursuant to this Agreement except to the extent that it shall be determined by a court of competent jurisdiction that such indemnifying party has been materially prejudiced by such failure or delay), the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnified party shall have the right, but not the obligation, to participate in any such defense and to retain its own counsel, but the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, (ii) counsel to the indemnifying party has informed the indemnifying party that the joint representation of the indemnifying party and one or more indemnified parties could be inappropriate under applicable standards of professional conduct, or (iii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or is reasonably likely to be prejudiced by such delay, in any such event the indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel). An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent (such consent not to be unreasonably withheld, conditioned or delayed). The indemnifying party shall lose its right to defend, contest, litigate and settle a matter if it shall fail to diligently contest such matter (except to the extent settled in accordance with the next following sentence). No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed, it being understood that the indemnified party shall not be deemed to be unreasonable in withholding its consent if the proposed settlement imposes any obligation on the indemnified party).

Section 5.5 Survival. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person and will survive the transfer of the Registrable Securities and the termination of this Agreement.

Section 5.6 Contribution. If recovery is not available or is insufficient under the foregoing indemnification provisions for any reason or reasons other than as specified therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party with respect to any Losses (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions that resulted in such Losses, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) is not permitted by applicable Law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) but also the relative benefit of the Corporation, on the one hand, and such Stockholder, on the other, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of a Person will be determined by reference to, among other things, the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it may not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. Each Selling Stockholder’s obligation to contribute pursuant to this Section 5.6 shall, to the extent more than one Person is subject to the same contribution obligation, be apportioned between each Person based upon the net amount received by each Person from the sale of such Registrable Securities, as compared to the total net amount received by all of the indemnifying Persons pursuant to such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, no Selling Stockholder or transferee thereof shall be required to make a contribution in excess of the net amount received by such holder from its sale of Registrable Securities in connection with the offering that gave rise to the contribution obligation.

Article VI

MISCELLANEOUS

Section 6.1 Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by electronic mail (delivery receipt requested) or nationally recognized overnight courier, addressed to such party at the address or electronic mail address set forth below or such other address or electronic mail address as may hereafter be designated in writing by such party to the other parties:

(a) if to the Corporation, to:

Integrated Rail & Resources Inc.

400 W. Morse Boulevard, Suite 220

Winter Park, FL 32789

Attention: Brian M. Feldott

with a copy to:

Winston & Strawn LLP

800 Capitol Street, Suite 2400

Houston, TX 77002

Attention: Michael J. Blankenship

(b) if to the Stockholders, to their respective addresses set forth on Schedule I.

Section 6.2 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 6.3 Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method, such signature shall be deemed to have been duly and validly delivered and shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

Section 6.4 Entire Agreement; No Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any Person, other than the parties hereto (and their permitted successors and assigns), any rights or remedies hereunder, except as provided in Article V, in each case which Persons are intended to benefit from, and to be entitled to enforce, Article V, as applicable.

Section 6.5 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

Section 6.6 Expenses. Except as provided herein, each party hereto shall be responsible for all fees and expenses incurred by such party in the negotiation, preparation and implementation of this Agreement and the transactions contemplated hereby.

Section 6.7 Governing Law; Equitable Remedies. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF). The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Selected Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 6.8 Consent To Jurisdiction. With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement or any transaction contemplated hereby each of the parties hereto hereby irrevocably (a) submits to the exclusive jurisdiction of (A) the Chancery Court of the State of Delaware or (B) if the Chancery Court of the State of Delaware denies jurisdiction, then the state courts or the federal courts of the United States of America located in the State of Delaware (the “Selected Courts”) and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the Selected Courts; provided, however, that a party may commence any Proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (b) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the Corporation or to the applicable party hereto at their respective addresses referred to in Section 6.1; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; and (c) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Section 6.9 Amendments; Waivers.

(a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed by each of the Company and Stockholders holding a majority of the Registrable Securities, provided, however, that any purported amendments that may negatively impact Creto and its rights hereunder shall require the written consent and approval of Creto prior to enactment.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.10 Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties; provided, however, that each Stockholder may, without the consent of the other parties, assign any of its rights and obligations hereunder as Stockholder (and not in any other capacity) upon any direct Transfer of Registrable Securities to a Transferee, so long as such Transferee, if not already a party to this Agreement, executes and delivers to the Corporation a joinder in the form attached hereto as Exhibit A, but no such assignment will relieve such Stockholder of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

Section 6.11 Recapitalizations, Exchanges Affecting the Registrable Securities. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to the Registrable Securities, to any and all shares of the Corporation or any successor or assign of the Corporation (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Registrable Securities, by reason of a dividend of Common Shares, share subdivision or split, share issuance, reverse share split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

INTEGRATED RAIL & RESOURCES INC.

By:	/s/ Brian M. Feldott
	Name:	Brian M. Feldott
	Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

CRETO IRRX PIPE INVESTMENT, LLC

By:	Creto Capital Management, LLC
Its:	Manager

By:	/s/ Zane Beadles
Name:	Zane Beadles
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

Schedule I

Notices

If to Creto:	Creto IRRX PIPE Investment, LLC
PO Box 130
Winter Park, FL 32790
Attention: Zane Beadles
Eric Olsen

FORM OF JOINDER TO
REGISTRATION RIGHTS AGREEMENT

THIS JOINDER (this “Joinder”) to that certain Registration Rights Agreement (the “Agreement”) dated as of January 23, 2026, among (i) Integrated Rail & Resources Inc., a Delaware corporation (the “Corporation), and (ii) Creto IRRX PIPE Investment, LLC, a Delaware limited liability company (“Creto”), is made and entered into as of [●] [●], 20[●] by and between the Corporation and [NAME OF STOCKHOLDER TRANSFEREE] (the “Transferee”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

WHEREAS, the Transferee has acquired Registrable Securities of the Corporation, and the Agreement requires the Transferee to become a party to the Agreement, and Transferee agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1. Agreement to be Bound. The Transferee hereby agrees that upon execution of this Joinder, [he, she or it] shall become a party to the Agreement and shall be fully bound by, entitled to all the rights and benefits of, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and Stockholder thereunder.

2. Successors and Assigns. Except as otherwise provided in the Agreement, this Joinder shall bind and inure to the benefit of and be enforceable by the Corporation and each other party to the Agreement and their respective successors and assigns so long as the Transferee holds any Registrable Securities.

3. Counterparts. This Joinder may be executed in separate counterparts, including by facsimile, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

4. Notices. For purposes of Section 6.1 of the Agreement, all notices, demands or other communications to the Transferee shall be directed to:

[Name]

[Address]

[Attention]

5. Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).

6. Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

INTEGRATED RAIL & RESOURCES INC.

By:
Name:
Title:

[TRANSFEREE]

By:
Name:
Title:

C-33